[LOGO] LIMITED TERM
       NEW YORK
       MUNICIPAL FUND            Tax-Free Income for Cautious New York Investors

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                                   [ARTWORK]









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                                             Annual Report
[LOGO] OppenheimerFunds(R)                   December 31, 1995

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                             To Fellow Shareholders

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[PHOTOGRAPH]

     February 8, 1996

     Dear Fellow Shareholder,

     1995 was a very good year for the Limited Term New York Municipal Fund.

     Despite generally declining interest rates, the Fund was able to increase its dividend from 1.4 cents to 1.5 cents per share, per month (effective in March). At the same time, rising bond prices increased the net asset value of Class A Shares from $3.15 to $3.28 at year end. The Fund provided a total return of 7.95% on Class A Shares (which reflects payment of the maximum sales charge of 2.00% and includes reinvestment of dividends). Furthermore, except for those very few shareholders subject to the alternative minimum tax ("AMT"), the 18 cents in dividends (equal to a 5.5% dividend yield on year end share value) was totally free of Federal, New York State and New York City personal income taxation. Please refer to the performance charts on the next page for the average annual total returns for the 1-year and/or life-of class periods ending 12/31/95 for Class A and Class B Shares.

     As we enter 1996, we continue to manage the portfolio with an eye to reducing overall portfolio risk and adding value to the investment process. We believe that investors will benefit from our well balanced portfolio. Going forward, we foresee more stable interest rates, modest economic growth, low inflation and relatively attractive values for municipal securities. The combination of these facts should bode well for New York municipal bond investors.


     Sincerely,


     /s/  Ronald H. Fielding


     Ronald H. Fielding
     Portfolio Manager


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Tax-Free Income For Cautious New York Investors              [MAP OF NY]

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                               STANDARDIZED YIELD
                         For the 30 days ended 12/31/95(1)
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                              Class A     Class B
                               4.71%       4.30%
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     According to Lipper Analytical Services, Inc., the Limited Term New York
     Municipal Fund is the #1 performer in the category of Other States Short Municipal Debt Funds for the 3-Year period ended 12/31/95.(2)

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                                 MORNINGSTAR(3)
                                 5 star ranking




1. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semi-annually and then annualized. Falling net asset values will tend to artificially raise yields. Class B Shares were initially offered to the public on May 1, 1995.

2. Source: Lipper Analytical Services, Inc., 12/31/95, an independent mutual fund monitoring service. The Limited Term New York Municipal Fund is characterized by Lipper as an Other States Short Municipal Debt Fund. The Lipper total return rankings for the 3-year period included 2 Other States Short Municipal Debt Funds. Within the same category, the Fund (Class A) was also ranked 2nd out of 38 funds for the 1-year period ended 12/31/95. Lipper performance does not take sales charges into consideration and assumes the reinvestment of dividends and capital gains distributions. The Fund commenced operations on 9/18/91.

3. Source: Morningstar Mutual Funds, 12/31/95. Morningstar, Inc., an independent mutual fund monitoring service, produces proprietary monthly rankings of funds in broad investment categories based on risk-adjusted investment returns, after considering sales charges and expenses. Investment return measures a fund's 3-, 5- and 10-year average annual total returns in excess of 90 day U.S. Treasury bill returns. Risk measures a fund's performance below 90-day Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" (next 22.5%) and 1 star is the lowest (bottom 10%). THE LIMITED TERM NEW YORK MUNICIPAL FUND IS CATEGORIZED AS A TAX-EXEMPT FUND. THE FUND'S CURRENT 3-YEAR RANKING IS 5 STARS. 770 MUNICIPAL BOND FUNDS WERE RATED FOR THE 3- YEAR PERIOD. THIS MORNINGSTAR PROPRIETARY RATING REFLECTS HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF DECEMBER 31, 1995. The ratings are subject to change every month.

Past performance is not predictive of future investment results. Investment return and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                      LIMITED TERM NEW YORK MUNICIPAL FUND

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Management's Discussion of Fund Performance
--------------------------------------------------------------------------------

     February 8, 1996

     The Limited Term New York Municipal Fund was created to provide a specific balance between risk and return. Since volatility is significantly related to maturity, the Fund seeks to maintain lower volatility than the average long term municipal fund(1) by managing to an average effective maturity of 5 years of less. Furthermore, by investing in a broad spectrum of issues, including callable bonds, premium coupon bonds, and selected unrated bonds, it seeks to provide investors with a yield competitive with longer-term New York municipal bond funds.

     You should also remember that the yield you receive is generally exempt from Federal, New York State and, if applicable, New York City personal income taxes.(2) The yield of the Limited Term New York Municipal Fund was very competitive for a fund with a five year average effective maturity policy. The Fund's 30-day SEC yield for Class A Shares as of 12/31/95 was 4.71%. Throughout the previous twelve months of the year, this yield was consistently higher than that of the average long term New York fund as reported monthly by the Lipper Analytical Yield Survey.(3)

     The single most important reason behind 1995's strong performance was the reversal of last year's Federal Reserve policy regarding interest rates. Throughout 1994, the Fed raised rates aggressively to stem potential inflationary pressures and to slow the growth of the economy. As it became evident that the economy was indeed slowing, the Fed stopped raising rates, and in July of 1995, even lowered short term rates. The resulting bond market rallies benefited most bonds, but in particular, municipal bonds and municipal bond funds including the Limited Term New York Municipal Fund.


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                             TOTAL RETURN (12/31/95)
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                                AVERAGE ANNUAL             CUMULATIVE
                               NAV          MOP         NAV          MOP
--------------------------------------------------------------------------------
  Class A
   1 Year                     10.01%       7.95%       10.01%        7.95%
Life of Fund                   7.71%       7.21%       37.41%       34.71%
  (4.28 yr)
--------------------------------------------------------------------------------
  Class B
Life of Fund                   5.65%       3.15%        5.65%        3.15%
 (.667 yr)
--------------------------------------------------------------------------------

For periods ending 12/31/95. NAV stands for Net Asset Value and returns at NAV do not reflect payment of sales charges. Class A Share returns at Maximum Offering Price (MOP) reflect payment of 2.00% maximum sales charge. All returns include changes in share price and assume reinvestment of dividends and capital gains at net asset value. Performance of Class B Shares reflects the deduction of the contingent deferred sales charge (CDSC) of 2.50%, which is applicable on all share redemptions during the first year, and declines thereafter as detailed in the prospectus. While all classes have the same investment portfolio, the performance of Class B Shares will differ from that of Class A Shares primarily due to the different expenses the class of shares incur. Class B Shares were introduced on May 1, 1995. Class A Shares have an inception date of September 18, 1991.

           THE VALUE OF $10,000 INVESTED IN YOUR FUND COMPARED TO THE
                    MERRILL LYNCH MUNICIPAL INDEX AND THE CPI

   [The following table was represented by a graph in the printed material.]

The Value of $10,000 Invested in the Limited Term New York Municipal Fund compared to the Merrill Lynch Municipal Index and the CPI

Limited Term New York Municipal Fund -- Class A       $13,379
Limited Term New York Municipal Fund -- Class B       $10,300
Merrill Lynch Municipal Index (3-7)                   $13,205
Consumer Price Index (CPI)                            $11,211

This graph shows the performance of a hypothetical $10,000 investment in either Class A or Class B Shares of the Fund held for the life of the Class, since September 18, 1991 for Class A Shares and since May 1, 1995 for Class B Shares. The Fund's performance is compared to the performance of the Merrill Lynch Municipal Index (3-7 years), an unmanaged index of investment-grade municipal bonds. The Index differs from the actual investment of real dollars in the Fund in several important respects. The Merrill Lynch Municipal Index, while it reflects the performance of securities on which the interest income is exempt from Federal taxes, includes mostly municipal bonds whose interest is subject to New York State and New York City personal income taxes, and thus would not be purchased by the Fund. The unmanaged Index also has no ongoing management expenses and incurs no transaction costs or operating expenses, which are an integral part of mutual fund operations. None of the data shown considers the effect of taxes. Moreover, the index performance data does not reflect any assessment of the risk of investments included in the Index. An investor cannot purchase the Index directly. The Fund's total return figure for Class A Shares reflects payment of the maximum 2% sales load and reflects all Fund expenses. It assumes that all dividends have been reinvested. Past performance is not predictive of future investment performance.

The graph also compares the Fund's performance to the Consumer Price Index
(CPI), a measure of inflation. It indicates that, for the period referenced, the Fund has kept the purchasing power of your investment (on a total return basis) well ahead of inflation, which should be an important consideration for investors.


                      LIMITED TERM NEW YORK MUNICIPAL FUND

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Management's Discussion of Fund Performance (continued)
--------------------------------------------------------------------------------

     In addition, the prospect of tax reform has been a major influence in the municipal bond market in 1995, specifically for the past six months. Depending on the maturity of a bond, talk of tax reform may have been as important to its total return as the changes in the general levels of interest rates. Even though it is just talk at this point, the concept of significant tax reform helped to keep 1995 total returns for municipal bonds below those on Treasury Bonds, which had returns that approached those of the stock market. Specifically, the short to intermediate sector of the municipal market in which this Fund invests underperformed Treasuries substantially as a result of these discussions.

     We believe that this talk has, however, made municipal bonds, in general, very attractive relative to taxable bonds and Treasuries, and that fears of tax reform that would harm municipal bonds are both overblown and exaggerated. The fact that municipal bonds are generally yielding about 80% of the 5-year Treasury bond currently is an indication of how attractive the tax-exempt sector has become.(4) In the very remote chance that a flat tax does pass in this decade, New York municipal bonds should be a better value than bonds issued by other states because of the high state and local tax rates. In addition, many municipal analysts suggest that intermediate municipals may offer a haven for those who still fear the flat tax.

     With over 600 different bonds (as of 12/31/95), the Fund's investment strategy considered issues across a broad range of market sectors, maturities, coupons and call features. In addition, we continued our long-standing policy of selling popular sectors of the municipal bond market (which in 1995 included housing and general obligation bonds) and adding to sectors which are currently "cheap" because of their unpopularity or perceived risks. In 1995, this meant taking larger positions in electric and gas utility bonds, and in resource recovery and pollution control bonds. There was a very slight improvement in the average dollar weighted credit rating during 1995 and a slight lowering of average effective maturity to its year-end level of 3.6 years.

     While the Fund seeks to maintain a relatively constant dividend, its policy of prudent investing while seeking the preservation of shareholder's capital (the Fund's net asset value(s) per share) takes precedence. The Fund's dividend can be expected to vary from year to year because of the Fund's policy to maintain a relatively short average maturity of its portfolio. In March of 1995 the monthly dividend on Class A Shares was increased from 1.4 cents to 1.5 cents. This increase, during a period of generally declining rates, was possible primarily because of the Advisor's success in building a portfolio of higher coupon bonds which, although currently callable, have not been called. The ability to maintain this dividend level in the future depends upon calls of these bonds, as well as the general changes in interest rates, and the skill of the Advisor's portfolio trades.


1. Volatility as calculated using the standard deviation of monthly returns provided by Lipper Analytical Services, Inc. for 88 New York State Municipal Debt Funds.

2. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, some of the Fund's distributions may increase that tax.

3. Source: Lipper Analytical Yield Survey. Yield is based on the earnings of the Fund's portfolio during the 30 days ended 12/31/95 and the maximum offering price, which reflects payment of the initial 2.00% maximum sales charge.

4. Source: Bloomberg Business News. On December 29, 1995, A Rated municipal G.O. bonds produced 82.2% of the yield of 5-Year Treasuries.


                      LIMITED TERM NEW YORK MUNICIPAL FUND

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$    20        Albany Hsg. Auth.                                           10.400%  10/01/96              --           $    20,832
     40        Albany IDA (152 Washington Avenue)                           7.500   11/01/01       05/01/96(b)              40,400
     80        Albany IDA (Evergreen Bancorp)                               7.350   12/15/00       06/15/96(b)              80,800
  1,975        Albany IDA (H. Johnson Office Pk.)                           5.750   03/01/18       03/01/98(d)           1,968,858
    260        Albany IDA (Port of Albany)                                  6.250   02/01/05       02/07/01(c)             269,087
     30        Albany IDA (Spectrapark)                                     7.150   12/01/98              --                30,704
     50        Albany IDA (Spectrapark)                                     7.500   12/01/03       12/01/98(b)              54,681
  3,525        Albany IDA (Spectrapark)                                     7.600   12/01/09       12/01/98(b)           3,811,089
     25        Albany Parking Auth.                                         0.000   09/15/03              --                16,196
    625        Albany Parking Auth.                                         0.000   09/15/04              --               380,463
     40        Albany Parking Auth.                                         0.000   09/15/02              --                27,847
     20        Albany Parking Auth.                                         0.000   09/15/05              --                11,468
    645        Allegany IDA (Alfred University)                             6.900   09/01/99              --               689,376
    300        American Samoa Power Auth.                                   6.400   09/01/96              --               304,326
    400        American Samoa Power Auth.                                   6.600   09/01/96              --               406,292
    300        American Samoa Power Auth.                                   6.600   09/01/97              --               309,723
    300        American Samoa Power Auth.                                   6.700   09/01/98              --               313,956
    600        American Samoa Power Auth.                                   6.700   09/01/97              --               620,400
    300        American Samoa Power Auth.                                   6.750   09/01/99              --               315,846
    700        American Samoa Power Auth.                                   6.800   09/01/98              --               734,230
    700        American Samoa Power Auth.                                   6.900   09/01/99              --               740,159
    700        American Samoa Power Auth.                                   7.000   09/01/00              --               747,418
     50        Amherst IDA (Inducon)                                        7.250   11/01/96              --                50,375
    120        Auburn IDA (Alcoa)                                           7.500   12/01/97       06/01/96(b)             123,000
     50        Auburn IDA (Alcoa)                                           7.600   12/01/98       06/01/96(b)              51,500
    780        Babylon IDA (WWH Ambulance)                                  7.000   09/15/01       05/26/99(c)             828,750
     75        Baldwinsville Development Corp.                              7.200   06/01/10       07/01/96(b)              78,000
    800        Batavia Hsg. Auth. (Trocaire Place)                          7.650   04/01/08       08/14/03(c)             851,464
     10        Bergen GO                                                    7.700   04/15/96              --                10,068
     20        BOCES (Greenport)                                            7.500   10/01/96       07/03/96(c)              20,600
    170        Brookhaven IDA (Dowling College)                             6.100   03/01/00              --               178,541
    185        Brookhaven IDA (Dowling College)                             6.200   03/01/01              --               197,710
    195        Brookhaven IDA (Dowling College)                             6.300   03/01/02              --               210,590
    205        Brookhaven IDA (Dowling College)                             6.400   03/01/03              --               222,913
    390        Brookhaven IDA (Farber)                                      6.563(v)12/01/98              --               390,000
     30        Broome IDA (Industrial Park)                                 7.450   12/01/98              --                30,300
  1,550        Carnegie Redevelopment Corp.                                 6.250   09/01/05       12/04/01(c)           1,600,158
  1,550        Carnegie Redevelopment Corp.                                 6.500   09/01/11       05/17/09(c)           1,622,633
    525        Clifton Park (Caldor)                                       11.250   12/01/12       12/01/98(b)             546,047
  1,900        Clifton Springs Hospital & Clinic                            7.000   01/01/01       02/18/99(c)           1,964,049
     35        Colonie IDA                                                  7.250   10/01/02       04/01/96(b)              35,525
      5        Colonie IDA (Capital Plaza)                                  9.625   11/01/98       05/01/96(b)               5,075
     20        Cortland IDA (Paul Bunyon)                                   8.000   07/01/00       07/01/98(b)              21,808
    275        Dutchess IDA (Bard College)                                  6.500   11/01/03              --               288,904
  1,175        Dutchess Res Rec (Solid Waste)                               6.800   01/01/10       01/01/05(b)           1,237,992
     15        Elmira HDC                                                   7.500   08/01/09       02/01/96(b)              15,843
    290        Elmira HDC                                                   7.500   08/01/08       02/01/96(b)             303,210
    440        Erie IDA (FMC Corp.)                                         6.000   02/01/03       08/02/01(c)             440,673
    385        Erie IDA (Medaille College)                                  7.400   12/30/02       04/18/00(c)             406,302
     40        Erie IDA (Medishield)                                        7.200   08/01/04       08/01/98(b)              40,800
    980        Erie IDA (Mercy Hospital)                                    5.900   06/01/03       08/21/00(c)           1,012,007
  1,000        Essex IDA (International Paper)                              6.500   05/01/06       05/01/96(b)           1,008,410
  2,250        Franklin IDA (Correctional Facilities)                       6.375   11/01/02       01/31/00(c)           2,318,378
     10        Franklin IDA (Correctional Facilities)                       6.750   11/01/12       11/01/04(b)              10,473
    640        Franklin SWMA                                                5.250   06/01/98              --               649,850
    475        Franklin SWMA                                                5.500   06/01/99              --               483,859

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   600        Franklin SWMA                                                5.625%  06/01/00              --           $   613,020
     50        Fulton IDA (J.R. Kearney)                                    7.000   12/01/96              --                50,500
  1,020        Guam Airport Authority                                       6.600   10/01/10       10/01/05(b)           1,063,432
  3,030        Guam Power Authority                                         6.375   10/01/08       10/01/04(b)           3,123,839
    250        Guam Power Authority                                         6.625   10/01/14       10/01/04(b)             263,338
    920        Hamilton Elderly Hsg.                                       11.250   01/01/15       05/01/96(b)             983,158
     10        Hempstead IDA (Amer. Ref-Fuel Co.)                           6.500   12/01/96              --                10,189
     30        Hempstead IDA (Amer. Ref-Fuel Co.)                           6.700   12/01/97              --                31,264
     30        Hempstead IDA (Amer. Ref-Fuel Co.)                           7.000   12/01/99       12/01/96(b)              31,167
 35,340        Hempstead IDA (Amer. Ref-Fuel Co.)                           7.375   12/01/05       12/01/96(b)          36,799,895
 30,645        Hempstead IDA (Amer. Ref-Fuel Co.)                           7.400   12/01/10       12/01/96(b)          31,920,445
  1,500        Hempstead IDA (Nassau Dist. Energy)                          7.750   09/15/15       09/15/97(b)           1,557,945
     20        Hempstead IDA (UCP)                                          7.500   10/01/09       10/01/99(b)              21,439
  2,700        Herkimer Hsg. Auth.                                          7.150   03/01/11       09/01/06(b)           2,921,886
  2,360        Herkimer IDA (Burrows Paper)                                 7.250   01/01/01       02/28/99(c)           2,434,293
  1,000        Herkimer IDA (Burrows Paper)                                 8.000   01/01/09       10/28/05(c)           1,076,300
     50        Heuvelton CSD                                                8.375   06/15/97              --                52,127
     90        Islip IDA (WJL Realty)                                       7.400   03/01/99              --               101,424
  1,935        Islip Res Rec                                                5.600   07/01/00              --             2,043,921
  2,040        Islip Res Rec                                                5.750   07/01/01              --             2,180,026
  2,160        Islip Res Rec                                                5.850   07/01/02              --             2,332,346
    330        Jamestown GO                                                 7.000   03/15/99              --               355,526
    250        Jamestown GO                                                 7.000   03/15/00              --               273,410
  3,415        Jamestown Hsg. Auth.                                         6.125   07/01/10       11/26/04(c)           3,468,342
    260        Jefferson IDA (Stature Electric)                             7.500   08/01/99       02/01/96(b)             265,772
     55        Lakeside Village Hsg. Corp.                                  0.000   09/01/05       03/01/96(b)              23,113
      5        Lakeside Village Hsg. Corp.                                 11.250   09/01/96       03/01/96(b)               5,096
    435        Lincoln Towers Hsg. Corp.                                   11.250   01/01/15       05/01/96(b)             459,538
    118        Locke Fire District #1                                       7.500   07/01/02       09/30/99(c)             133,170
    210        Medina Hsg. Corp.                                            8.250   08/15/11       08/15/96(b)             222,600
    960        Middleton IDA (Southwinds)                                   7.250   03/01/03       06/14/00(c)             963,206
      5        Monroe County Airport                                        0.000   01/01/04              --                 3,159
     30        Monroe County GO                                             6.100   05/01/03              --                30,000
  1,435        Monroe IDA (Al Sigl Center)                                  6.375   12/15/05       11/24/01(c)           1,456,209
  1,135        Monroe IDA (Al Sigl Center)                                  6.750   12/15/10       02/01/09(c)           1,159,709
     10        Monroe IDA (Cohber)                                          7.500   12/01/00       12/01/98(b)              10,587
    100        Monroe IDA (Cohber)                                          7.550   12/01/01       12/01/98(b)             108,488
    278        Monroe IDA (Consler)                                         7.000   08/01/99       12/15/97(c)             279,165
  1,019        Monroe IDA (Emil Muller)                                     6.500   10/01/04       11/08/00(c)           1,020,235
  1,290        Monroe IDA (GEVA)                                            7.750   04/01/02       07/20/99(c)           1,297,276
    360        Monroe IDA (GEVA)                                            7.750   04/01/03              --               362,030
     33        Monroe IDA (Hahn)                                            7.250   06/01/98       04/13/97(c)              33,232
    211        Monroe IDA (Hahn)                                            7.250   06/01/98       04/27/97(c)             212,204
    163        Monroe IDA (Palmer)                                          6.500   08/01/98       06/29/97(c)             162,938
     10        Monroe IDA (Piano Works)                                     7.125   11/01/96              --                10,100
    300        Monroe IDA (Roberts Wesleyan)                                6.200   09/01/05              --               305,802
    235        Monroe IDA (West End Business)                               6.750   12/01/04       12/16/00(c)             242,121
     50        Montgomery IDA (Alpin Haus)                                  7.000   12/01/96              --                50,229
    270        Montgomery IDA (Amsterdam)                                   5.750   01/01/97              --               268,728
    145        Montgomery IDA (Amsterdam)                                   6.000   01/01/98              --               147,973
    885        Montgomery IDA (Amsterdam)                                   6.500   01/01/03       02/17/01(c)             903,824
     20        Montgomery IDA (Breton Ind.)                                 8.150   04/01/10       04/01/98(b)              21,958
     50        MTA                                                          7.000   07/01/09       07/01/03(b)              53,735
    470        Nassau IDA (ACLDD)                                           7.250   10/01/04       03/12/01(c)             493,185
  1,120        Nassau IDA (Farmingdale Market)                             10.000   05/01/98       05/01/96(b)           1,136,117
    815        Nassau IDA (NPD Realty)                                     10.375   12/01/97       12/01/96(b)             833,338

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   300        Nassau IDA (Tishcon Corp.)                                  10.000%  02/01/03       02/01/96(b)         $   301,539
  1,090        New Rochelle IDA (CNR)                                       6.000   07/01/02       08/11/00(c)           1,135,170
    260        New Rochelle IDA (CNR)                                       6.300   07/01/03              --               274,776
    275        New Rochelle IDA (CNR)                                       6.400   07/01/04              --               292,210
  2,800        Niagara IDA (Sevenson Hotel)                                 5.750   05/01/03       10/31/99(c)           2,849,784
    295        North Country Development Auth.                              6.500   07/01/01              --               308,850
    575        North Country Development Auth.                              6.600   07/01/02              --               600,812
    685        North Country Development Auth.                              6.600   07/01/99       07/01/99(a)             751,089
  1,565        North Country Development Auth.                              6.750   07/01/12       07/01/99(b)           1,650,433
     80        Northern Marianas Island Port Auth.                          7.050   10/01/04       10/01/96(b)              82,000
     10        Northern Marianas Island Port Auth.                          7.050   10/01/05       10/01/96(b)              10,300
  1,000        NYC GO                                                       0.000   02/01/03              --               688,270
     50        NYC GO                                                       0.000   08/15/01              --                37,826
    115        NYC GO                                                       0.000(+)10/01/06       10/01/02(b)              80,901
  2,000        NYC GO                                                       0.000(+)02/01/04       02/01/00(b)           1,660,520
    170        NYC GO                                                       0.000   04/01/00              --               145,449
  1,500        NYC GO                                                       0.000   02/01/01              --             1,163,190
  2,000        NYC GO                                                       0.000   08/15/00              --             1,597,140
  1,950        NYC GO                                                       0.000(+)02/01/07       02/01/02(e)           1,390,233
  1,460        NYC GO                                                       0.000   02/01/02              --             1,068,705
    630        NYC GO                                                       0.000   04/01/01              --               508,713
    105        NYC GO                                                       5.600   08/01/01              --               107,982
    600        NYC GO                                                       6.375   08/01/06       08/01/04(b)             623,658
    250        NYC GO                                                       6.375   08/15/10       08/15/07(b)             261,153
  2,000        NYC GO                                                       6.375   08/01/07       08/01/04(b)           2,072,020
  1,500        NYC GO                                                       6.375   08/01/10       08/01/07(b)           1,566,795
     20        NYC GO                                                       6.500   08/01/06       08/01/04(b)              21,046
  1,550        NYC GO                                                       6.750   10/01/05       10/01/04(b)           1,685,486
    100        NYC GO                                                       6.875   02/01/02              --               109,267
    120        NYC GO                                                       7.000   10/01/09       10/01/04(b)             130,038
     55        NYC GO                                                       7.000   02/01/09       02/01/00(b)              56,320
  1,500        NYC GO                                                       7.000   08/15/06       08/15/99(a)           1,550,070
  3,250        NYC GO                                                       7.000   02/01/06       02/01/02(b)           3,563,365
    200        NYC GO                                                       7.000   12/01/08       12/01/99(b)             208,932
    175        NYC GO                                                       7.000   12/01/10       12/01/99(b)             182,816
  1,000        NYC GO                                                       7.000   02/01/16       02/01/04(b)           1,080,160
  1,000        NYC GO                                                       7.000   02/01/01       06/01/96(b)           1,022,470
     50        NYC GO                                                       7.000   02/01/00       02/01/96(b)              51,077
  8,140        NYC GO                                                       7.000   10/01/13       10/01/04(b)           8,840,040
     25        NYC GO                                                       7.300   08/15/98       08/15/97(b)              26,349
    500        NYC GO                                                       7.400   02/01/00              --               544,620
    285        NYC GO                                                       7.400   02/01/02              --               314,848
     50        NYC GO                                                       7.500   08/15/15       06/01/96(b)              52,732
     25        NYC GO                                                       7.500   12/01/05       08/15/97(a)              26,366
     75        NYC GO                                                       7.500   10/01/12       10/01/99(b)              80,513
     15        NYC GO                                                       7.500   03/15/07       03/15/00(b)              16,344
     25        NYC GO                                                       7.500   08/01/01       08/01/99(b)              27,421
     50        NYC GO                                                       7.500   08/01/04       06/01/96(b)              53,330
  2,425        NYC GO                                                       7.500   02/01/09       02/01/02(b)           2,721,141
    165        NYC GO                                                       7.500   08/15/03       07/01/96(b)             181,394
  1,500        NYC GO                                                       7.500   03/15/09       03/15/00(b)           1,644,840
 10,125        NYC GO                                                       7.500   02/01/04       07/01/03(b)          11,285,933
    220        NYC GO                                                       7.500   02/01/07       02/01/02(b)             244,620
  2,900        NYC GO                                                       7.500   02/01/06       02/01/02(b)           3,278,392
    100        NYC GO                                                       7.625   08/01/03       02/01/98(a)             105,960
     50        NYC GO                                                       7.625   02/01/13       02/01/02(b)              56,288

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$ 4,020        NYC GO                                                       7.650%  02/01/07       02/01/02(b)         $ 4,564,348
    300        NYC GO                                                       7.700   02/01/09       02/01/02(b)             339,720
  1,555        NYC GO                                                       7.750   08/15/09       08/15/01(b)           1,761,628
    780        NYC GO                                                       7.750   02/15/01       06/01/96(b)             853,601
  1,200        NYC GO                                                       7.750   08/15/12       08/15/01(b)           1,358,820
    600        NYC GO                                                       7.750   08/15/03       08/11/00(b)             679,884
  2,000        NYC GO                                                       7.750   08/15/05       08/15/01(b)           2,275,200
  7,925        NYC GO                                                       7.750   08/15/06       08/15/01(b)           9,007,159
  1,500        NYC GO                                                       7.750   08/15/07       08/15/01(b)           1,704,825
    150        NYC GO                                                       7.875   08/01/04       05/26/99(b)             169,536
  2,915        NYC GO                                                       8.000   08/01/03       08/14/03(b)           3,336,043
    740        NYC GO                                                       8.250   11/15/10       11/15/01(b)             850,031
    680        NYC GO                                                       8.250   11/15/10       11/15/01(a)             826,486
     20        NYC HDC                                                      0.000   04/01/08       04/01/98(b)               8,924
     90        NYC HDC                                                      0.000   10/01/03       04/01/98(b)              56,218
     75        NYC HDC                                                      0.000   04/01/01              --                56,993
     40        NYC HDC                                                      0.000   04/01/99              --                33,715
     50        NYC HDC                                                      0.000   04/01/00              --                39,169
     45        NYC HDC                                                      0.000   10/01/00              --                34,255
     30        NYC HDC                                                      0.000   04/01/03       04/01/98(b)              19,681
     50        NYC HDC                                                      0.000   10/01/08       04/01/98(b)              21,385
     80        NYC HDC                                                      0.000   04/01/06       04/01/98(b)              41,290
     90        NYC HDC                                                      0.000   10/01/06       04/01/98(b)              44,881
     70        NYC HDC                                                      0.000   10/01/07       04/01/98(b)              32,763
     30        NYC HDC                                                      0.000   10/01/99              --                24,949
     60        NYC HDC                                                      0.000   04/01/04       04/01/98(b)              36,055
      5        NYC HDC                                                      5.750   05/01/96              --                 5,000
    255        NYC HDC                                                      6.500   05/01/06       11/01/00(b)             257,762
    975        NYC HDC                                                      7.900   02/01/23       02/01/00(b)           1,053,205
    730        NYC HDC                                                      8.100   09/01/23       09/01/00(b)             799,825
  2,000        NYC Health & Hospital                                        6.000   02/15/07              --             2,013,800
  1,455        NYC IDA                                                      7.625   11/01/09       11/01/96(b)           1,472,736
     75        NYC IDA                                                      8.125   11/01/09       11/01/96(b)              77,250
  1,250        NYC IDA (ALA Realty)                                         7.000   12/01/05       12/19/01(c)           1,276,075
    575        NYC IDA (Amster Novelty)                                     7.375   12/01/05       05/30/02(c)             576,190
  3,300        NYC IDA (Blood Center)                                       6.800   05/01/02       08/04/99(c)           3,687,321
    265        NYC IDA (CNR)                                                5.875   09/01/05              --               265,750
  1,396        NYC IDA (Cummins Engine)                                     6.500   03/01/05       01/27/01(c)           1,409,317
  1,175        NYC IDA (EPG)                                                7.400   07/30/02       11/08/99(c)           1,257,532
  2,425        NYC IDA (JBFS)                                               6.500   12/15/02       03/15/00(c)           2,567,930
    490        NYC IDA (Koenig Manufacturing)                               7.375   12/01/10       09/13/05(c)             496,287
     20        NYC IDA (Lighthouse)                                         6.375   07/01/10       07/01/04(b)              20,399
    635        NYC IDA (OHEL)                                               7.125   03/15/03       01/19/00(c)             651,967
    128        NYC IDA (Paper Enterprises)                                 10.000   11/01/98       07/10/97(c)             131,237
  3,430        NYC IDA (Plaza Packaging)                                    7.650   12/01/09       12/01/99(b)           3,709,374
    785        NYC IDA (Promotional Slideguide)                             7.000   12/01/05       05/19/02(c)             786,931
     50        NYC IDA (St. Christopher Ottilie)                            6.750   07/01/99              --                53,464
    150        NYC IDA (United Nations School)                              6.000   12/01/04              --               150,237
    160        NYC IDA (United Nations School)                              6.050   12/01/05              --               160,274
    170        NYC IDA (United Nations School)                              6.100   12/01/06              --               170,313
    180        NYC IDA (United Nations School)                              6.150   12/01/07              --               180,351
  1,695        NYS COP                                                      6.900   09/01/98              --             1,799,192
    500        NYS COP                                                      7.000   03/01/99              --               532,875
     10        NYS COP                                                      7.100   08/15/00       08/15/96(b)              10,823
    395        NYS COP                                                      7.250   08/15/07       08/15/96(b)             411,649
  2,305        NYS COP                                                      7.625   03/01/09       09/01/01(b)           2,571,896

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$ 1,725        NYS COP                                                      8.250%  09/01/07       09/01/97(b)         $ 1,850,304
     40        NYS COP                                                      8.300   09/01/12       09/01/97(b)              43,228
  1,790        NYS Dorm (Brookhaven)                                        8.700   07/01/06       07/01/96(b)           1,822,310
     30        NYS Dorm (City University)                                   0.000   07/01/03       07/01/98(b)              19,067
    975        NYS Dorm (City University)                                   7.200   07/01/01       07/01/00(a)           1,084,551
 12,000        NYS Dorm (City University)                                   8.125   07/01/08       07/01/98(a)          13,440,000
  8,380        NYS Dorm (City University)                                   8.125   07/01/07       07/01/98(b)           9,159,424
     40        NYS Dorm (Cornell University)                                6.875   07/01/14       07/01/96(b)              40,880
    100        NYS Dorm (Crouse Irving)                                    10.250   07/01/04       07/01/96(b)             102,702
    365        NYS Dorm (Crouse Irving)                                    10.500   07/01/17       07/01/96(b)             375,001
     65        NYS Dorm (ECC)                                               7.100   07/01/09       12/30/04(c)              65,650
     25        NYS Dorm (Higher Education)                                  8.500   06/01/03       06/01/96(b)              25,593
     25        NYS Dorm (JGB)                                               7.000   07/01/09       07/01/96(b)              25,250
    215        NYS Dorm (Judicial-Suffolk)                                  9.000   10/15/01       04/15/96(b)             236,500
  5,000        NYS Dorm (Judicial-Suffolk)                                  9.000   10/15/01       04/15/96(b)           5,451,150
     40        NYS Dorm (Manhattan E,E&T)                                   9.500   07/01/12       07/01/96(b)              40,800
    380        NYS Dorm (Manhattan E,E&T)                                  11.500   07/01/09       07/01/96(b)             389,500
     80        NYS Dorm (Montefiore)                                        8.625   07/01/10       07/01/96(b)              81,760
    225        NYS Dorm (NY Medical College)                                6.875   07/01/03              --               242,240
     80        NYS Dorm (PCP)                                               7.800   12/01/05       12/01/98(b)              88,345
     35        NYS Dorm (United Health)                                     7.150   08/01/07       02/01/00(b)              38,551
     50        NYS Dorm (United Hospital)                                   6.500   09/15/10       07/01/96(b)              50,250
    180        NYS Dorm (United Hospital)                                  11.750   09/15/10       07/01/96(b)             185,400
    500        NYS Dorm (Wildwood)                                          7.300   07/01/15       07/01/01(b)             551,555
    275        NYS Environ. (Huntington Res Rec)                            7.375   10/01/99       05/04/98(c)             291,294
  7,540        NYS Environ. (Huntington Res Rec)                            7.500   10/01/12       10/01/99(b)           8,037,640
    250        NYS Environ. (Jamaica Water)                                10.875   12/01/14       12/01/96(b)             257,260
     15        NYS Environ. (Long Island Water)                            10.000   10/01/17       10/01/97(b)              16,586
    595        NYS Environ. (RSP)                                           7.000   04/01/00              --               641,464
    370        NYS Environ. (RSP)                                           7.000   04/01/99              --               394,572
    330        NYS Environ. (RSP)                                           7.100   04/01/01              --               359,660
  2,985        NYS Environ. (RSP)                                           7.250   04/01/07       04/01/02(b)           3,256,516
  9,000        NYS ERDA (Brooklyn Union Gas)                                8.750   07/01/15       07/01/96(b)           9,214,740
  5,475        NYS ERDA (Brooklyn Union Gas)                                9.000   05/15/15       05/15/96(b)           5,606,783
     15        NYS ERDA (Con Ed)                                            9.250   09/15/22       09/15/97(b)              16,240
    125        NYS ERDA (LILCO)                                             7.500   12/01/06       06/01/96(b)             126,250
    265        NYS ERDA (LILCO)                                             7.800   12/01/09       06/01/96(b)             265,506
    315        NYS ERDA (LILCO)                                             8.250   10/01/12       04/01/96(b)             317,167
  1,850        NYS ERDA (Niagara Mohawk)                                    8.875   11/01/25       11/01/96(b)           1,898,248
     25        NYS GO                                                       6.600   12/01/14       06/01/96(b)              25,750
  1,500        NYS HDC                                                      6.550   10/01/15       04/01/05(b)           1,583,925
     80        NYS HFA (Children's Rescue)                                  7.400   11/01/00              --                86,478
    140        NYS HFA (Children's Rescue)                                  7.500   11/01/01              --               153,661
     65        NYS HFA (Children's Rescue)                                  7.500   05/01/01              --                70,718
  1,340        NYS HFA (Children's Rescue)                                  8.000   11/01/08       11/01/00(b)           1,526,582
     94        NYS HFA (General Housing)                                    6.500   11/01/03              --                94,940
      6        NYS HFA (General Housing)                                    6.750   11/01/98              --                 6,060
 26,615        NYS HFA (Health Facilities)                                  7.900   11/01/99       03/08/98(c)          29,552,498
  1,535        NYS HFA (HELP/Bronx)                                         8.050   11/01/05       11/01/99(b)           1,661,898
  1,460        NYS HFA (Henry Phipps)                                       8.000   05/01/18       05/01/98(b)           1,498,325
    140        NYS HFA (H&N)                                                5.900   11/01/06              --               137,200
     65        NYS HFA (H&N)                                                5.900   11/01/05              --                63,700
    300        NYS HFA (H&N)                                                6.800   11/01/02       11/01/98(b)             306,000
     65        NYS HFA (H&N)                                                6.875   11/01/04       11/01/98(b)              65,650
     30        NYS HFA (H&N)                                                6.875   11/01/05       11/01/98(b)              30,300
    790        NYS HFA (H&N)                                                6.875   11/01/07       11/01/02(b)             807,443

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   300        NYS HFA (H&N)                                                6.875%  11/01/11       11/01/98(b)         $   306,000
     50        NYS HFA (H&N)                                                6.875   11/01/09       11/01/98(b)              50,825
      5        NYS HFA (H&N)                                                8.625   11/01/05       11/01/96(b)               5,158
    150        NYS HFA (H&N)                                                9.000   11/01/17       11/01/96(b)             153,000
    145        NYS HFA (Monroe)                                             7.625   05/01/05       05/01/00(b)             160,586
     20        NYS HFA (Multi-Family)                                       7.300   11/01/04       11/01/99(b)              22,374
  1,070        NYS HFA (Multi-Family)                                      10.000   11/15/99       05/15/96(b)           1,075,521
     10        NYS HFA (Non-Profit)                                         6.100   11/01/98              --                10,000
     50        NYS HFA (Non-Profit)                                         6.100   11/01/99              --                50,250
     25        NYS HFA (Non-Profit)                                         6.400   11/01/05              --                25,250
     25        NYS HFA (Non-Profit)                                         6.400   11/01/09       11/01/01(b)              25,100
     40        NYS HFA (Non-Profit)                                         6.400   11/01/00              --                40,400
     10        NYS HFA (Non-Profit)                                         6.400   11/01/04              --                10,100
     10        NYS HFA (Non-Profit)                                         6.500   11/01/01              --                10,100
    150        NYS HFA (Non-Profit)                                         6.600   11/01/03              --               150,000
      5        NYS HFA (Non-Profit)                                         6.600   11/01/02              --                 5,179
      5        NYS HFA (Non-Profit)                                         6.600   11/01/11       11/01/98(b)               5,000
     20        NYS HFA (Non-Profit)                                         6.600   11/01/01              --                21,549
      5        NYS HFA (Non-Profit)                                         6.600   11/01/10       11/01/98(b)               5,050
     75        NYS HFA (Non-Profit)                                         6.600   11/01/05       11/01/98(b)              79,007
  1,420        NYS HFA (Non-Profit)                                         6.750   11/01/11       11/01/98(b)           1,468,905
      5        NYS HFA (Non-Profit)                                         6.750   11/01/96              --                 5,050
     61        NYS HFA (Non-Profit)                                         6.875   11/01/10       11/01/98(b)              62,525
    195        NYS HFA (Phillips Village)                                   6.700   02/15/02              --               206,084
    250        NYS HFA (Phillips Village)                                   6.700   08/15/02              --               264,605
     85        NYS HFA (Phillips Village)                                   6.900   08/15/04              --                91,090
    175        NYS HFA (Phillips Village)                                   6.900   02/15/04              --               187,203
    420        NYS HFA (Simeon Dewitt)                                      8.000   11/01/18       05/01/98(b)             426,640
    105        NYS HFA (Urban Rental)                                       8.000   11/01/99       11/01/98(b)             116,736
    480        NYS HFA (Westchester/HELP)                                   7.500   11/01/00       09/24/98(c)             521,669
     65        NYS HFA (Westchester/HELP)                                   7.550   11/01/02       05/01/00(b)              71,128
     25        NYS Medcare                                                  7.100   11/01/00              --                25,500
      5        NYS Medcare                                                  7.200   11/01/01       11/01/99(b)               5,150
    105        NYS Medcare                                                  7.250   11/01/02       11/01/99(b)             108,150
    205        NYS Medcare                                                  7.250   11/01/03       11/01/99(b)             211,150
      5        NYS Medcare                                                  7.750   08/15/08       08/15/98(b)               5,488
    615        NYS Medcare (Brookdale Hospital)                             6.600   08/15/03              --               646,088
    260        NYS Medcare (Brookdale Hospital)                             6.600   02/15/03              --               272,444
  2,045        NYS Medcare (Central Suffolk)                                5.875   11/01/05       12/12/03(c)           2,066,882
    365        NYS Medcare (Downtown Hospital)                              6.550   02/15/06              --               386,575
    945        NYS Medcare (Downtown Hospital)                              6.550   08/15/06              --             1,002,872
     95        NYS Medcare (Good Samaritan)                                 7.650   11/01/01       11/01/97(b)             102,055
     35        NYS Medcare (H&N)                                            7.000   02/15/99              --                37,352
     10        NYS Medcare (H&N)                                            7.100   11/01/98              --                10,100
    595        NYS Medcare (H&N)                                            7.100   11/01/99              --               606,900
     25        NYS Medcare (H&N)                                            7.100   08/15/01       02/15/98(b)              26,901
     90        NYS Medcare (H&N)                                            7.250   02/15/09       02/15/99(b)              95,234
     25        NYS Medcare (H&N)                                            7.250   02/15/98              --                26,346
     10        NYS Medcare (H&N)                                            7.500   02/15/09       02/15/99(b)              10,652
    100        NYS Medcare (H&N)                                            7.500   02/15/08       02/15/98(b)             110,060
    100        NYS Medcare (H&N)                                            8.625   02/15/06       02/15/96(b)             102,000
  1,655        NYS Medcare (H&N)                                            8.750   02/15/15       02/15/96(b)           1,694,025
    335        NYS Medcare (H&N)                                            8.875   08/15/27       02/15/98(b)             363,153
    960        NYS Medcare (H&N)                                            9.000   02/15/26       02/15/96(b)             982,867
  3,610        NYS Medcare (H&N)                                           10.000   11/01/06       11/01/96(b)           3,806,853
     75        NYS Medcare (Insured Hospital)                               7.250   02/15/12       08/15/99(b)              79,130

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   140        NYS Medcare (Insured Hospital)                               7.625%  02/15/02       08/15/97(b)         $   150,121
     75        NYS Medcare (Insured Hospital)                               7.875   02/15/07       08/15/97(b)              80,504
     10        NYS Medcare (Insured Mtg.)                                   7.100   02/15/00              --                10,632
    800        NYS Medcare (Insured Mtg.)                                   9.375   11/01/16       11/01/96(b)             843,216
    670        NYS Medcare (Insured Nursing)                               10.250   01/01/24       03/08/98(b)             692,780
  1,345        NYS Medcare (Long Beach)                                     7.625   02/15/06       08/15/98(b)           1,491,403
     20        NYS Medcare (Mental Health)                                  0.000   08/15/01              --                14,753
     15        NYS Medcare (Mental Health)                                  0.000   02/15/03       08/15/98(a)              10,227
     30        NYS Medcare (Mental Health)                                  0.000   08/15/03       08/15/98(b)              18,941
     10        NYS Medcare (Mental Health)                                  0.000   02/15/03       08/15/98(b)               6,550
     85        NYS Medcare (Mental Health)                                  6.850   08/15/00              --                92,101
     50        NYS Medcare (Mental Health)                                  7.150   08/15/03       08/15/99(b)              54,013
     40        NYS Medcare (Mental Health)                                  7.200   02/15/04       08/15/99(b)              43,550
     45        NYS Medcare (Mental Health)                                  7.400   08/15/00              --                49,775
     25        NYS Medcare (Mental Health)                                  7.400   02/15/02       02/15/00(b)              27,754
     15        NYS Medcare (Mental Health)                                  7.500   08/15/07       02/15/01(b)              16,705
    400        NYS Medcare (Mental Health)                                  7.625   02/15/07       08/15/99(b)             441,992
    105        NYS Medcare (Mental Health)                                  7.750   08/15/10       02/15/00(b)             113,614
  3,000        NYS Medcare (Mental Health)                                  8.250   02/15/99       02/15/97(b)           3,219,990
     10        NYS Medcare (Mental Health)                                  8.875   08/15/07       08/15/97(b)              10,688
    820        NYS Medcare (Nassau/Maimonides)                              9.375   01/15/03       07/15/96(b)             822,993
  1,820        NYS Medcare (Nassau/Maimonides)                              9.600   01/15/23       07/15/96(b)           1,827,844
     50        NYS Medcare (North Shore)                                    7.125   11/01/08       08/15/01(b)              53,121
  1,945        NYS Medcare (Nyack)                                          8.200   11/01/04       11/01/98(b)           2,121,937
  5,515        NYS Medcare (Nyack)                                          8.300   11/01/13       11/01/98(b)           6,050,948
     10        NYS Medcare (N. General)                                     7.000   02/15/98              --                10,427
    275        NYS Medcare (N. General)                                     7.100   02/15/99              --               294,275
     25        NYS Medcare (N. General)                                     7.150   08/15/01              --                27,168
    100        NYS Medcare (N. General)                                     7.200   02/15/03       02/15/99(b)             107,430
    940        NYS Medcare (N. General)                                     7.350   08/15/09       02/15/99(b)           1,004,597
     40        NYS Medcare (Secured Hospital)                               7.000   02/15/07       02/15/99(b)              41,652
     25        NYS Medcare (Secured Hospital)                               7.150   02/15/03       08/15/01(b)              27,073
    715        NYS Medcare (Wychoff)                                        6.850   02/15/00              --               754,790
     80        NYS Medcare (Wychoff)                                        6.850   08/15/00              --                84,634
    250        NYS Medcare (Wychoff)                                        6.950   02/15/01              --               265,803
     80        NYS Medcare (Wychoff)                                        6.950   08/15/01              --                85,478
    250        NYS Thruway                                                  0.000   01/01/05              --               151,433
    385        NYS Thruway                                                  0.000   01/01/06              --               220,043
  2,000        NYS Thruway                                                  0.000   01/01/02              --             1,450,600
    530        NYS Thruway                                                  0.000   01/01/01              --               408,105
  5,310        NYS Thruway                                                  0.000   01/01/00              --             4,319,685
  5,440        NYS Thruway                                                  0.000   01/01/98              --             4,925,104
     10        NYS UDC                                                      6.600   01/01/11       01/01/01(b)              10,100
     25        NYS UDC (Correctional Facilities)                            0.000   01/01/03              --                17,072
  6,360        NYS UDC (Correctional Facilities)                            0.000   01/01/08              --             3,378,178
    250        NYS UDC (Correctional Facilities)                            6.700   01/01/99              --               264,415
    605        NYS UDC (Correctional Facilities)                            9.375   09/01/99       09/01/97(b)             613,591
    100        NYS UDC (Ctr. of Indust. Innovation)                         7.000   01/01/06       01/01/97(b)             102,100
     25        NYS UDC (Ctr. of Indust. Innovation)                         7.000   01/01/13       01/01/97(b)              25,525
  1,000        NYS UDC (OCC)                                                7.875   01/01/20       01/01/01(a)           1,179,600
     50        NYS UDC (South Mall)                                         0.000   01/01/05       06/24/04(c)              31,162
    120        NYS UDC (South Mall)                                         0.000   01/01/05       06/24/04(c)              72,211
     35        NYS UDC (South Mall)                                         0.000   01/01/03              --                24,162
     20        NYS (SONYMA) Mortgage, 1                                     0.000   10/01/14       04/01/96(b)               3,553
    125        NYS (SONYMA) Mortgage, 1                                     0.000   10/01/98       04/01/96(b)              99,198
    120        NYS (SONYMA) Mortgage, 10-A                                  7.800   10/01/03       04/01/98(b)             129,377

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$    25        NYS (SONYMA) Mortgage, 10-A                                  8.000%  10/01/08       04/01/98(b)         $    26,258
     15        NYS (SONYMA) Mortgage, 11                                    6.875   04/01/16       10/01/98(b)              15,518
    100        NYS (SONYMA) Mortgage, 12                                    0.000   10/01/00       10/01/97(b)              74,366
     60        NYS (SONYMA) Mortgage, 12                                    0.000   10/01/99       10/01/97(b)              47,759
     30        NYS (SONYMA) Mortgage, 12                                    0.000   04/01/99       10/01/97(b)              25,589
     15        NYS (SONYMA) Mortgage, 12                                    6.800   10/01/97              --                15,590
     25        NYS (SONYMA) Mortgage, 12                                    6.800   04/01/97              --                25,695
    840        NYS (SONYMA) Mortgage, 2                                     0.000   10/01/14       04/01/96(b)             144,472
     50        NYS (SONYMA) Mortgage, 44                                    7.000   10/01/07       11/01/06(b)              53,937
     25        NYS (SONYMA) Mortgage, 5                                     0.000   10/01/99              --                17,898
     30        NYS (SONYMA) Mortgage, 5                                     0.000   04/01/99              --                22,454
     95        NYS (SONYMA) Mortgage, 5                                     8.700   10/01/96              --                96,900
     40        NYS (SONYMA) Mortgage, 5                                     8.900   04/01/97       04/01/96(b)              41,200
     20        NYS (SONYMA) Mortgage, 5                                     8.900   10/01/97       04/01/96(b)              20,400
    165        NYS (SONYMA) Mortgage, 5                                     9.100   10/01/98       04/01/96(b)             168,300
     30        NYS (SONYMA) Mortgage, 5                                     9.100   04/01/98       04/01/96(b)              30,750
     10        NYS (SONYMA) Mortgage, 5                                     9.750   10/01/10       04/01/96(b)              10,250
    205        NYS (SONYMA) Mortgage, 6                                     0.000(+)04/01/10       04/01/01(b)             199,791
     10        NYS (SONYMA) Mortgage, 6                                     0.000   10/01/98              --                 7,971
      5        NYS (SONYMA) Mortgage, 6                                     0.000   04/01/98              --                 4,162
      5        NYS (SONYMA) Mortgage, 6                                     0.000   04/01/99              --                 3,813
     40        NYS (SONYMA) Mortgage, 6                                     8.200   10/01/96              --                40,800
     15        NYS (SONYMA) Mortgage, 6                                     8.200   04/01/96              --                15,150
     25        NYS (SONYMA) Mortgage, 6                                     8.400   04/01/97              --                25,500
     30        NYS (SONYMA) Mortgage, 6                                     8.400   10/01/97       04/01/96(b)              31,200
     55        NYS (SONYMA) Mortgage, 7                                     0.000   10/01/99              --                40,745
     35        NYS (SONYMA) Mortgage, 7                                     0.000   10/01/98              --                28,271
     75        NYS (SONYMA) Mortgage, 7                                     0.000(+)10/01/14       04/01/98(b)              63,310
     50        NYS (SONYMA) Mortgage, 7                                     7.700   04/01/96              --                50,293
      1        NYS (SONYMA) Mortgage, 7                                     8.500   10/01/04       10/01/96(b)               1,030
    330        NYS (SONYMA) Mortgage, 7                                     8.625   04/01/11       10/01/96(b)             337,890
     30        NYS (SONYMA) Mortgage, 8-A                                   0.000   10/01/00       10/01/98(b)              22,523
     60        NYS (SONYMA) Mortgage, 8-A                                   0.000   10/01/01       10/01/98(b)              41,839
     25        NYS (SONYMA) Mortgage, 8-A                                   0.000   04/01/02       10/01/98(b)              16,882
     20        NYS (SONYMA) Mortgage, 8-A                                   0.000   10/01/98              --                17,353
     70        NYS (SONYMA) Mortgage, 8-A                                   0.000   10/01/02       10/01/98(b)              45,610
     85        NYS (SONYMA) Mortgage, 8-A                                   0.000   04/01/01       10/01/98(b)              61,316
     50        NYS (SONYMA) Mortgage, 8-B                                   7.200   04/01/99              --                52,502
     50        NYS (SONYMA) Mortgage, 8-C                                   6.900   04/01/96              --                50,308
     25        NYS (SONYMA) Mortgage, 8-C                                   7.500   04/01/99       10/01/97(b)              26,585
     40        NYS (SONYMA) Mortgage, 8-C                                   7.900   10/01/01       10/01/97(b)              42,838
     85        NYS (SONYMA) Mortgage, 8-C                                   8.300   10/01/06       10/01/97(b)              88,934
     25        NYS (SONYMA) Mortgage, 8-D                                   7.700   10/01/99       01/04/98(b)              26,985
    100        NYS (SONYMA) Mortgage, 8-D                                   8.200   10/01/06       01/04/98(b)             104,725
     25        NYS (SONYMA) Mortgage, 8-E                                   6.750   04/01/96              --                25,129
     80        NYS (SONYMA) Mortgage, 8-E                                   8.100   10/01/17       04/01/98(b)              83,760
     40        NYS (SONYMA) Mortgage, 8-F                                   7.200   10/01/00       07/01/98(b)              43,213
     20        NYS (SONYMA) Mortgage, 8-F                                   7.800   10/01/06       07/01/98(b)              20,947
    100        NYS (SONYMA) Mortgage, 9-A                                   6.700   10/01/98       10/01/96(b)             103,587
     25        NYS (SONYMA) Mortgage, 9-A                                   6.900   04/01/00       10/01/96(b)              25,652
     20        NYS (SONYMA) Mortgage, 9-A                                   7.000   04/01/01       10/01/96(b)              20,761
    100        NYS (SONYMA) Mortgage, 9-A                                   7.250   10/01/06       10/01/96(b)             103,374
    145        NYS (SONYMA) Mortgage, 9-B                                   8.000   10/01/02       07/01/97(b)             153,947
    230        NYS (SONYMA) Mortgage, 9-B                                   8.125   10/01/07       07/01/97(b)             244,396
  6,055        NYS (SONYMA) Mortgage, 9-B                                   8.300   10/01/17       07/01/97(b)           6,326,870
     90        NYS (SONYMA) Mortgage, 9-C                                   8.400   10/01/02       10/01/97(b)              94,541

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   185        NYS (SONYMA) Mortgage, 9-C                                   8.700%  10/01/07       10/01/97(b)         $   199,574
      5        NYS (SONYMA) Mortgage, 9-C                                   8.800   10/01/17       10/01/97(b)               5,402
     35        NYS (SONYMA) Mortgage, 9-E                                   7.375   10/01/98              --                37,694
    440        NYS (SONYMA) Mortgage, 9-E                                   8.000   10/01/03       04/01/98(b)             462,229
     70        NYS (SONYMA) Mortgage, AA                                    7.700   04/01/99              --                74,311
     95        NYS (SONYMA) Mortgage, BB-2                                  7.125   10/01/98       07/25/97(c)             100,929
    210        NYS (SONYMA) Mortgage, BB-2                                  7.850   10/01/08       10/01/97(b)             222,489
 12,570        NYS (SONYMA) Mortgage, BB-2                                  7.950   10/01/15       10/01/97(b)          13,270,903
     40        NYS (SONYMA) Mortgage, EE-1                                  8.000   10/01/10       04/14/99(b)              42,068
  1,425        NYS (SONYMA) Mortgage, EE-1                                  8.050   04/01/16       04/14/99(b)           1,528,156
     45        NYS (SONYMA) Mortgage, EE-2                                  7.050   10/01/00       08/25/98(c)              49,505
    275        NYS (SONYMA) Mortgage, EE-3                                  7.125   10/01/00       08/25/98(c)             291,090
    100        NYS (SONYMA) Mortgage, EE-4                                  7.800   10/01/13       10/01/00(b)             105,574
     25        NYS (SONYMA) Mortgage, FF                                    7.000   04/01/97              --                25,756
     50        NYS (SONYMA) Mortgage, FF                                    7.100   10/01/98              --                53,100
  4,875        NYS (SONYMA) Mortgage, FF                                    7.950   10/01/14       10/01/97(b)           5,198,408
  1,055        NYS (SONYMA) Mortgage, GG                                    8.125   04/01/20       10/01/97(b)           1,099,795
     55        NYS (SONYMA) Mortgage, HH-2                                  7.700   10/01/09       10/01/99(b)              58,006
    130        NYS (SONYMA) Mortgage, HH-3                                  7.875   10/01/09       06/07/00(b)             140,607
    120        NYS (SONYMA) Mortgage, II                                    0.000   10/01/07       04/01/99(b)              50,480
     40        NYS (SONYMA) Mortgage, II                                    0.000   10/01/06       04/01/99(b)              19,086
     50        NYS (SONYMA) Mortgage, II                                    0.000   04/01/07       04/01/99(b)              21,665
     45        NYS (SONYMA) Mortgage, II                                    0.000   10/01/05       04/01/99(b)              22,918
    175        NYS (SONYMA) Mortgage, II                                    0.000   04/01/09       04/01/99(b)              65,492
     75        NYS (SONYMA) Mortgage, II                                    0.000   04/01/05       04/01/99(b)              40,135
    300        NYS (SONYMA) Mortgage, II                                    0.000   10/01/09       04/01/99(b)             112,530
    520        NYS (SONYMA) Mortgage, II                                    0.000   10/01/08       04/01/99(b)             210,803
    125        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/01              --                93,413
     10        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/00              --                 7,508
    145        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/05       10/01/99(b)              81,045
    180        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/03       10/01/99(b)             116,127
    170        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/05       10/01/99(b)              90,918
     50        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/08       10/01/99(b)              21,387
     75        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/01              --                54,500
     35        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/03       10/01/99(b)              21,651
    200        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/07       10/01/99(b)              90,494
     10        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/04       10/01/99(b)               5,514
    100        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/02              --                71,710
     75        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/00              --                58,511
     60        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/06       10/01/99(b)              29,321
    255        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/06       10/01/99(b)             126,965
     20        NYS (SONYMA) Mortgage, KK                                    7.050   10/01/99       02/07/98(c)              21,648
    100        NYS (SONYMA) Mortgage, MM-1                                  7.100   10/01/97              --               104,349
     30        NYS (SONYMA) Mortgage, MM-1                                  7.200   10/01/98              --                32,050
    100        NYS (SONYMA) Mortgage, MM-1                                  7.700   10/01/04       02/04/01(b)             114,382
     50        NYS (SONYMA) Mortgage, MM-1                                  7.750   04/01/02       02/04/01(b)              57,059
     10        NYS (SONYMA) Mortgage, MM-2                                  7.550   04/01/02       10/01/00(b)              11,336
     25        NYS (SONYMA) Mortgage, NN                                    7.100   04/01/00       01/01/00(b)              27,648
     30        NYS (SONYMA) Mortgage, QQ                                    7.700   10/01/12       04/01/00(b)              32,003
     25        NYS (SONYMA) Mortgage, RR                                    7.700   10/01/10       10/01/00(b)              26,346
     25        NYS (SONYMA) Mortgage, TT                                    6.850   10/01/01              --                27,705
     20        NYS (SONYMA) Mortgage, TT                                    6.950   04/01/02              --                21,209
     25        NYS (SONYMA) Mortgage, TT                                    7.200   10/01/05       04/01/03(b)              26,799
     25        NYS (SONYMA) Mortgage, UU                                    6.850   10/01/99              --                26,978
     75        NYS (SONYMA) Mortgage, UU                                    6.950   04/01/00              --                82,244
     50        NYS (SONYMA) Mortgage, VV                                    6.300   04/01/97              --                51,150

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$     5        NYS (SONYMA) Mortgage, VV                                    6.400%  04/01/98              --           $     5,202
     40        NYS (SONYMA) Mortgage, VV                                    6.600   04/01/00              --                43,407
     25        NYS (SONYMA) Mortgage, VV                                    6.800   10/01/02              --                28,111
     60        NYS (SONYMA) Mortgage, VV                                    6.900   04/01/03              --                68,696
     50        NYS (SONYMA) Mortgage, VV                                    7.000   04/01/04       10/01/03(b)              52,899
    545        NYS (SONYMA) Mortgage, VV                                    7.250   10/01/07       10/01/01(b)             578,915
     20        Oneida Healthcare Corp.                                      7.100   08/01/11       08/01/01(b)              23,081
     25        Oneida IDA (Metlife Insurance)                               7.250   12/01/97       06/01/96(b)              25,375
 18,500        Onondaga Res Rec                                             6.625   05/01/00       06/19/98(c)          19,234,080
  8,260        Onondaga Res Rec                                             6.875   05/01/06       01/12/04(c)           8,558,103
    750        Orleans IDA (Anchor Bank)                                    7.500   12/01/96       06/01/96(b)             752,093
  1,805        Oswego County (Res Rec)                                      6.500   06/01/04       05/23/03(c)           1,960,735
     50        Port Authority NY/NJ                                         7.700   09/01/05       05/01/96(b)              51,979
    225        Port Authority NY/NJ                                         7.750   12/01/04       02/01/96(b)             230,182
     20        Portchester Community Devel.                                 8.100   08/01/10       10/16/04(c)              23,797
  3,106        Puerto Rico Aqueduct & Sewer                                 7.250   03/21/00       05/04/98(c)           3,198,449
     20        Puerto Rico Electric                                         7.000   07/01/07       07/01/02(b)              21,917
     45        Puerto Rico HFC                                              0.000   04/15/08       09/15/98(b)              19,694
     25        Puerto Rico HFC                                              0.000   10/15/04       09/15/98(b)              14,492
      5        Puerto Rico HFC                                              6.700   04/01/97              --                 5,132
     45        Puerto Rico HFC                                              6.800   10/01/99              --                48,103
     15        Puerto Rico HFC                                              6.900   04/15/98              --                15,752
     20        Puerto Rico HFC                                              7.000   04/15/99              --                21,406
     40        Puerto Rico HFC                                              7.000   04/01/00              --                43,406
     10        Puerto Rico HFC                                              7.100   04/01/02       04/01/00(b)              10,969
     15        Puerto Rico HFC                                              7.100   10/15/00       10/01/98(b)              16,154
     65        Puerto Rico HFC                                              7.300   04/01/06       04/01/00(b)              69,869
     30        Puerto Rico HFC                                              7.400   04/01/07       04/01/00(b)              33,012
     20        Puerto Rico HFC                                              7.450   10/15/09       09/27/00(b)              21,876
     60        Puerto Rico HFC                                              7.500   10/01/15       04/01/02(b)              65,457
    250        Puerto Rico HFC                                              8.250   06/01/11       06/01/97(b)             253,520
    790        Puerto Rico IME (Amer. Cyanamid)                             8.750   05/01/13       05/01/96(b)             808,849
     10        Puerto Rico IME (Baxter Travenol)                            8.000   09/01/12       09/01/98(b)              11,085
  1,770        Puerto Rico IME (C.R. Bard)                                 11.750   07/01/01       07/01/96(b)           1,835,614
     15        Puerto Rico IME (Dr. Pila Hospital)                          7.700   08/01/08       08/01/98(a)              16,559
  1,050        Puerto Rico IME (Dr. Pila Hospital)                          7.850   08/01/28       08/01/98(a)           1,167,380
    605        Puerto Rico IME (Squibb)                                     6.500   07/01/04       12/13/00(c)             609,538
     65        Puerto Rico PCR                                              8.000   01/01/03       07/01/96(b)              66,300
    140        Puerto Rico Port Auth.                                       7.300   07/01/07       07/01/96(b)             142,800
     20        Puerto Rico Urban Renewal                                    0.000   10/01/97              --                18,208
    105        Puerto Rico Urban Renewal                                    7.875   10/01/04       10/01/99(b)             116,304
     35        Radisson Senior Citizens Hsg.                               12.000   11/01/11       11/01/97(b)              40,001
     50        Rensselaer Hsg. Auth. (Renwyck)                              7.650   01/01/11       01/01/03(b)              57,698
     25        Riverhead Hsg. Devel.                                        8.250   08/01/10       08/01/96(b)              26,250
  3,275        Rochester Hsg. Auth. (Crossroads)                            7.300   07/01/05       07/14/01(c)           3,609,967
     95        Rochester Hsg. Auth. (Stonewood)                             5.900   09/01/09       02/04/04(c)              95,739
    855        Rockland IDA (DC)                                            7.000   03/01/03       01/10/00(c)             904,145
     90        San Juan Puerto Rico GO                                      8.200   07/01/96              --                90,900
     50        San Juan Puerto Rico GO                                      8.200   07/01/96              --                51,000
    345        Saratoga IDA (ARC)                                           7.250   03/01/01       11/05/98(c)             354,950
    250        Saratoga IDA (City Center)                                  10.000   10/01/08       10/01/99(b)             289,593
  2,290        Saratoga IDA (Saratoga Sheraton)                             6.750   12/31/07       02/12/02(c)           2,344,868
     50        Schodack IDA (Hamilton Printing)                             7.600   07/01/00              --                57,580
     50        Steuben IDA (Corning Glass)                                  7.625   07/01/99       07/01/96(b)              51,000
    240        Steuben IDA (Corning Glass)                                  9.000   11/01/04       11/01/97(b)             244,800
     20        St. Casimer's Elderly Hsg.                                   7.000   09/01/98              --                20,500

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   840        St. Casimer's Elderly Hsg.                                   7.375%  09/01/10       03/01/96(b)         $   879,010
     30        St. Lawrence IDA (Res Rec)                                   8.250   01/01/02       01/01/99(b)              32,625
     10        St. Lawrence IDA (Solid Waste)                               7.600   01/01/97              --                10,205
     10        St. Lawrence IDA (Solid Waste)                               8.300   01/01/99              --                10,791
      5        Suffolk County GO                                            6.000   09/15/97              --                 5,148
     10        Suffolk County GO                                            6.400   02/01/00              --                10,100
    210        Suffolk IDA (ADP)                                            7.750   04/01/18       04/01/96(b)             215,775
    195        Suffolk IDA (Fil-Coil)                                       8.000   12/01/05       12/29/01(c)             197,761
     20        Suffolk IDA (Marbar)                                         8.150   03/01/04       03/01/96(b)              20,702
     85        Suffolk IDA (OPWC)                                           7.000   11/01/02       02/23/00(c)              94,428
    570        Suffolk IDA (Printing Assoc.)                                7.438(v)01/01/01       12/28/98(c)             575,700
  1,530        Suffolk IDA (Rimland Facilities)                             6.563(v)12/01/04       05/04/01(c)           1,530,000
  2,450        Sunnybrook Elderly Hsg. Corp.                               11.250   12/01/14       04/01/96(b)           2,595,457
    200        Syracuse IDA (Genesee St.)                                   6.388(v)12/01/98       07/16/97(c)             204,000
  1,010        Syracuse IDA (Rockwest Center)                               7.000   12/01/05       06/12/02(c)           1,015,010
    505        Syracuse IDA (Rockwest Center)                               7.250   06/01/03       04/18/00(c)             548,940
  1,240        Syracuse IDA (St. Joseph's Hospital)                         7.250   06/01/01       07/22/99(c)           1,332,318
    195        Tomkins IDA (Kendall at Ithaca)                              7.875   06/01/15       06/01/05(b)             200,920
    415        Troy IDA (City of Troy)                                      7.000   03/15/96              --               416,033
    915        Troy IDA (City of Troy)                                      7.250   03/15/98       09/20/97(c)             940,519
  1,055        Troy IDA (City of Troy)                                      7.500   03/15/00       09/20/99(c)           1,093,560
  1,225        Troy IDA (City of Troy)                                      7.600   03/15/02       09/20/01(c)           1,261,934
     90        Tupper Lake Housing Devel.                                   8.125   10/01/10       03/15/02(b)              94,500
  1,010        Ulster County Res Rec                                        5.500   03/01/02              --             1,015,686
  1,080        Ulster County Res Rec                                        5.500   03/01/03              --             1,078,639
  1,190        Union Elderly Hsg.                                          10.000   04/01/13       04/01/96(b)           1,225,700
     15        Union Elderly Hsg.                                          10.750   04/01/96              --                15,300
      5        Union Elderly Hsg.                                          11.000   04/01/00       04/01/96(b)               5,200
    605        Union Hsg. (Methodist Homes)                                 6.800   11/01/04       05/29/01(c)             636,648
     80        Union Hsg. (Methodist Homes)                                 7.700   04/01/96              --                80,554
     90        Union Hsg. (Methodist Homes)                                 7.800   04/01/97              --                92,894
     95        Union Hsg. (Methodist Homes)                                 7.900   04/01/98              --               100,251
    720        University of V. I.                                          6.500   10/01/99       04/26/98(c)             735,732
    100        Utica GO                                                     5.900   12/01/02              --               107,090
    580        Utica GO                                                     6.000   01/15/06              --               570,552
    560        Utica GO                                                     6.250   01/15/07              --               559,093
     15        Utica GO                                                     7.900   01/15/05       01/15/96(a)              15,375
     15        Utica GO                                                     7.900   01/15/02       01/15/96(a)              15,375
      5        Utica GO                                                     7.900   01/15/00       01/15/96(a)               5,100
     10        Utica Hsg. Corp. (Brookhaven)                                0.000   07/01/99              --                 7,507
     10        Utica Senior Citizen Hsg.                                    0.000   01/01/97              --                 9,237
     35        Utica Senior Citizen Hsg.                                    0.000   01/01/98              --                29,818
     25        Utica Senior Citizen Hsg.                                    0.000   01/01/02              --                15,473
    100        Utica Senior Citizen Hsg.                                    0.000   01/01/99              --                79,109
  1,980        Utica Senior Citizen Hsg.                                   10.230   07/01/22       07/01/97(b)           2,189,964
     15        Valley Health & Devel.                                       7.850   02/01/02       08/13/98(c)              17,732
  1,975        V. I. Port Auth. (Marine Division)                           7.400   11/01/99       11/01/96(b)           1,999,846
  1,570        V. I. Port Auth. (Marine Division)                           7.550   11/01/99       11/01/96(b)           1,590,018
  1,580        V. I. Airport                                                7.875   10/01/97       04/18/97(c)           1,673,820
 16,245        V. I. Airport                                                8.100   10/01/05       10/01/98(b)          17,586,837
     15        V. I. HFA                                                    7.550   06/01/03       12/01/98(b)              17,280
    260        V. I. Highway                                                7.650   10/01/99              --               288,998
    990        V. I. Public Finance Auth.                                   6.500   10/01/99       05/03/98(c)           1,034,322
    665        V. I. Public Finance Auth.                                   6.625   10/01/99       05/03/98(c)             697,578
  1,500        V. I. Public Finance Auth.                                   6.800   10/01/00              --             1,591,785
    200        V. I. Public Finance Auth.                                   7.700   10/01/04       10/01/99(b)             221,074

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$ 2,455        V. I. Water & Power                                          7.200%  01/01/02       09/22/99(c)         $ 2,599,182
  4,200        V. I. Water & Power                                          7.400   07/01/11       07/01/01(b)           4,571,070
 17,500        V. I. Water & Power                                          8.500   01/01/10       01/01/98(b)          19,265,925
    830        V. I. (GO/HUGO)                                              7.750   10/01/06       10/01/01(b)             912,577
     45        Wayne IDA (Hauser Machine)                                   7.700   12/01/09              --                48,693
    475        Westchester IDA (BAH)                                        7.250   12/01/09       12/15/04(c)             492,271
  1,000        Westchester IDA (JBFS)                                       6.500   12/15/02       12/15/01(d)           1,045,990
     30        Yonkers IDA (Waldbaum)                                       9.250   03/01/98       03/01/96(b)              30,720
                                                                                                                     -------------

  Total municipal bond investments (cost $556,737,707) - 98.3%                                                       $ 573,913,437

  Other assets and liabilities (net) - 1.7%                                                                             10,038,123
                                                                                                                     -------------

  Net assets at market - 100.0%                                                                                      $ 583,951,560
                                                                                                                     =============


* Call Date, Put Date or Average Life of Sinking Fund if applicable as detailed:

     (a) Date of prerefunded call.

     (b) Optional call date; corresponds to the most conservative yield calculation.

     (c) Average life because of mandatory (sinking fund) principal payments prior to maturity.

     (d)  Date of mandatory put.

     (e)  Date of conversion.

  (v)  Variable rate security that fluctuates as a percentage of prime rate.

  (+)  Security will convert to a fixed coupon at a date prior to maturity.


                 See accompanying notes to financial statements.

                                     Limited Term New York Municipal Fund - December 31, 1995

====================================================================================================================================

Portfolio Abbreviations                                      Industry Concentrations
                                                             The Fund had the following concentrations at December 31, 1995
To simplify the listings of the Limited Term New York        (as a percentage of total investments):
Municipal Fund's holdings in the Portfolio of
Investments, we have abbreviated the descriptions of                                                         # of             % of
many of the securities per the table below:                                                                 Issuers        Portfolio
                                                                                                            -------      -----------
ACLDD         Adults and Children with Learning              Resource Recovery, Pollution Control Revenue        9           20.9%
                and Developmental Disabilities               Municipal Tax Obligations (GO)                     12           15.4%
ARC           Association of Retarded Citizens               Health Care                                        65           14.2%
BAH           Beth Abraham Hospital                          Transportation                                     13            6.4%
BOCES         Board of Cooperative Educational               Housing, Single-Family                             36            6.2%
                Services                                     Housing, Multi-Family                              54            6.2%
CNR           College of New Rochelle                        Government and Public Facilities                   23            5.5%
COP           Certificate of Participation                   Electric and Gas Utilities                         10            5.5%
CSD           Central School District                        NonProfit, Higher Education                        19            5.4%
DC            Dominican College                              Water and Telephone Utilities                       8            4.7%
ECC           Erie Community College                         NonProfit, Other                                   17            3.0%
E,E&T         Ear, Eye and Throat                            Private Lease Revenue                              13            1.9%
EPG           Elmhurst Parking Garage                        Service Companies                                  16            1.8%
ERDA          Energy Research and                            Manufacturing, Non-Durable Goods                    6            1.7%
                Development Authority                        Manufacturing, Durable Goods                       21            1.2%
GO            General Obligation                                                                                        ----------
HDC           Housing Development Corporation                Total                                                          100.0%
HELP          Homeless Economic Loan Program                                                                            ==========
HFA           Housing Finance Agency                         =======================================================================
HFC           Housing Finance Corporation
H&N           Hospital and Nursing                           Asset Composition Table
IDA           Industrial Development Authority               December 31, 1995 (Unaudited)
IME           Industrial Medical and Environmental                         Percentage
JBFS          Jewish Board of Family Services                Rating      of Investments
LILCO         Long Island Lighting Corporation               --------------------------
MTA           Metropolitan Transit Authority                 AAA                   3.2%
OCC           Onondaga Convention Center                     AA                   10.0%
OPWC          Ocean Park Water Corporation                   A                    44.8%
PCP           Pooled Capital Program                         BBB                  37.4%
PCR           Pollution Control Revenue                      BB                    0.7%
Res Rec       Resource Recovery Facility                     B                     0.0%
RSP           Riverbank State Park                           CCC                   0.0%
SONYMA        State of New York Mortgage Agency              CC                    0.0%
SWMA          Solid Waste Management Authority               C                     0.0%
UCP           United Cerebral Palsy                          Not rated             3.9%
UDC           Urban Development Corporation                                -----------
V.I.          United States Virgin Islands                   Total               100.0%
WWH           Wyandach/Wheatley Heights                                    ===========

                                                             ALL bonds are current with their debt service requirements. All unrated bonds are backed by mortgage liens and guarantees by the issuer. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Investment Policy Committee of the Board of Trustees, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Investment Policy Committee, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade are included in the "Not
                                                             Rated" category. For further information see "Credit Quality" in the
                                                             Prospectus.




                                            Limited Term New York Municipal Fund


====================================================================================================================================

                                      Statement of Assets and Liabilities - December 31, 1995

Assets                                                   Represented by
 Investments at market                                    Paid in capital                                              $576,865,610
  (Cost $556,737,707)                    $573,913,437     Undistributed net investment income                                23,004
 Cash and cash equivalents                      9,343     Accumulated net realized loss on
 Interest receivable                       10,616,097      investment transactions                                      (10,112,784)
 Receivable for capital                                   Net unrealized appreciation
  shares sold                               2,296,206      of investments                                                17,175,730
 Receivable for                                                                                                       -------------
  investments sold                          3,747,531     Total - Representing net assets
 Organizational costs                           7,083      applicable to capital shares outstanding                    $583,951,560
 Other assets                                  39,801                                                                 =============
                                        -------------
  Total assets                            590,629,498    Computation of net asset value and offering price
                                        -------------      Class A Shares:
                                                            Net asset value and redemption price per share
Liabilities                                                  ($567,536,530 divided by 173,104,221 shares)                     $3.28
 Payable for investments purchased             64,918                                                                 =============
 Payable for capital shares
  repurchased                               1,827,949       Offering price per share (100/98 of $3.28)*                       $3.35
 Demand note payable to Bank                                                                                          =============
 (Interest rate 6.50% at 12/31/95)          4,660,000      Class B Shares:
                                                            Net asset value, redemption price and offering price per
 Other liabilities                            125,071        share ($16,415,030 divided by 4,999,577 shares)+                 $3.28
                                        -------------                                                                 =============
  Total liabilities                         6,677,938
                                        -------------

Net Assets                               $583,951,560       *   On single retail sales of less than $100,000. On sales of $100,000
                                        =============           or more and on group sales the offering price is reduced.

                                                            +   Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



================================================================================


Statement of Operations
Year Ended December 31, 1995

Investment Income:
 Interest                                                          $ 33,382,364
                                                                   ------------
Expenses:
 Management fees                                                      2,282,690
 Distribution fees - Class A                                          1,303,084
 Distribution fees - Class B                                             41,927
 Shareholder servicing agent fees - Class A                             288,420
 Shareholder servicing agent fees - Class B                               3,858
 Accounting and auditing                                                186,954
 Shareholder communications                                              87,460
 Custodian fees                                                          72,055
 Trustees' fees                                                          34,850
 Registration fees                                                       32,219
 Legal fees                                                              27,757
 Organizational expense                                                  10,000
 Miscellaneous                                                           39,965
 Interest                                                               339,342
                                                                   ------------
  Total expenses                                                      4,750,581
  Expenses paid indirectly (Note 4)                                     (46,771)
                                                                   ------------
  Net expenses                                                        4,703,810
                                                                   ------------
Net investment income                                                28,678,554
                                                                   ------------
Realized and unrealized
 gain (loss) on investments:
  Net realized loss on investments                                   (2,258,016)
  Net increase  in unrealized
    appreciation of investments                                      22,706,855
                                                                   ------------
Net gain on investments                                              20,448,839
                                                                   ------------
Net increase in net assets
 resulting from operations                                         $ 49,127,393
                                                                   ============

================================================================================

Statement of Changes in Net Assets
Year Ended December 31,                             1995               1994
                                                    ----               ----
Increase in net assets -
Operations:
  Net investment income                        $  28,678,554      $  25,050,473
  Net realized loss
    from security transactions                    (2,258,016)        (7,321,925)
  Increase (decrease) in unrealized
    appreciation                                  22,706,855        (20,760,177)
                                               -------------      -------------
  Increase (decrease) in net assets
    resulting from operations                     49,127,393         (3,031,629)
                                               -------------      -------------

Distributions to shareholders from:
  Net investment income - Class A                (28,615,850)       (24,794,117)
  Net investment income - Class B                   (276,083)              --
                                               -------------      -------------
   Total distributions to shareholders           (28,891,933)       (24,794,117)
                                               -------------      -------------

Fund share transactions:
   Increase in net assets derived from
    Fund share transactions (Note 5)              67,264,518         66,416,986
                                               -------------      -------------


Increase in net assets                            87,499,978         38,591,240
Net assets:
Beginning of year                                496,451,582        457,860,342
                                               -------------      -------------
End of year (including undistributed
  net investment income of $23,004 -
  1995 and $236,382 - 1994)                    $ 583,951,560      $ 496,451,582
                                               =============      =============




                 See accompanying notes to financial statements.

Limited Term New York Municipal Fund
Financial Highlights
(For a share outstanding throughout each period)

                                                                             Class A                                 Class B

                                               -------------------------------------------------------------------------------------

                                                                                                   Period ended     Period ended
                                                             Year ended December 31,                December 31,    December 31,
                                                 1995          1994         1993         1992         1991(a)         1995(b)
                                              --------        --------     --------     --------       -------        -------
Net asset value, beginning of period             $3.15           $3.33        $3.18        $3.07         $3.00          $3.21
                                              --------        --------     --------     --------       -------        -------
  Income from investment operations:

    Net investment income                         0.18            0.16         0.17         0.18(e)       0.05           0.11
    Net realized and unrealized gain
      (loss) on investments                       0.13           (0.18)        0.15         0.11          0.07           0.07
                                              --------        --------     --------     --------       -------        -------

      Total from investment operations            0.31           (0.02)        0.32         0.29          0.12           0.18
                                              --------        --------     --------     --------       -------        -------
  Less distributions to shareholders from:

     Net investment income                       (0.18)          (0.16)       (0.17)       (0.18)        (0.05)         (0.11)
                                              --------        --------     --------     --------       -------        -------
       Total distributions                       (0.18)          (0.16)       (0.17)       (0.18)        (0.05)         (0.11)
                                              --------        --------     --------     --------       -------        -------
Net asset value, end of period                   $3.28           $3.15        $3.33        $3.18         $3.07          $3.28
                                              ========        ========     ========     ========       =======        =======

Total return (excludes sales load)               10.01%          (0.60%)      10.06%        9.45%        17.47%(d)       8.48%(d)

Ratios/supplemental data:
  Net assets, end of period
   (000 omitted)                              $567,537        $496,452     $457,860     $150,096       $18,659        $16,415
  Ratio of total expenses to
    average net assets                            0.90%(f)        0.89%        0.89%        0.83%(e)      0.83%(d)        .90%(d)(f)
  Ratio of total expenses (excluding
    interest) to average net assets (c)           0.84%(f)        0.84%        0.86%        0.78%(e)      0.74%(d)        .85%(d)(f)
  Ratio of net investment income to
    average net assets                            5.44%           5.12%        4.94%        5.33%(e)      5.22%(d)       5.21%(d)
  Portfolio turnover rate                        22.34%          34.58%       17.08%       59.87%         1.42%         22.34%

------------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on September 18, 1991.
(b)  For the period from May 1, 1995 (inception of offering) to December 31,
     1995.
(c) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated by bonds purchased with borrowed funds.
(d)  Annualized.
(e) Net of fees waived or reimbursed by Fielding Management Company, Inc., the Fund's previous investment adviser, and Rochester Fund Services, Inc., which amounted to $0.01 per share. Without reimbursement, the ratios would have been 1.14%, 1.09%, and 5.02%, respectively.
(f) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 0.89% and 0.83%, respectively, for Class A shares and 0.89% and 0.84%, respectively, for Class B shares after including this reduction. See Note 4.

Limited Term New York Municipal Fund
Notes to Financial Statements
December 31, 1995

Note 1. Significant Accounting Policies:

The Limited Term New York Municipal Fund (the "Fund") is a series of Rochester Portfolio Series which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less.

The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security valuation and transactions. Investments are valued at market value using information available from an approved pricing service, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities. Security transactions are accounted for on the trade date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

Securities purchased on a when issued basis. The Fund may purchase portfolio securities on a when issued or delayed delivery basis. These securities have been registered by a municipality or government agency, but have not been issued to the public. The Fund may contract to purchase these securities in advance of issuance. Delivery of the security and payment therefor may take place a month or more after the date of the transaction. At the time of purchase, the Fund sets aside sufficient investment securities as collateral to meet such purchase commitments. Such securities are subject to market fluctuations during this period. The current value of these securities is determined in the same manner as for other portfolio securities.

Allocation of income, expenses and gains and losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to shareholders. Income distributions are declared and recorded separately for Class A and Class B shares each day based on the projected net investment income for a period, usually one month, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of wash sales. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Federal income taxes. During any particular year, the Fund is required to distribute certain minimum amounts of net realized capital gains and net investment income in order to avoid a federal income or excise tax. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders. Therefore, the Fund is not required to record a liability for either federal income or excise tax.

Deferred organizational expenses. The Fund was organized under the laws of Massachusetts in September, 1991. Deferred organizational expenses in the amount of $50,000 are being amortized on a straight-line basis over a five year period ending September, 1996.

Concentration in New York issuers. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Other. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Management Fee and Other Transactions with Affiliated Parties:

Ronald H. Fielding, President and a trustee of the Fund, is also an officer, director and controlling shareholder of Rochester Fund Distributors, Inc. ("RFD"), the Fund's principal underwriter and an officer, director and controlling shareholder of Rochester Fund Services, Inc. ("RFS"), the Fund's shareholder servicing, accounting and pricing agent. The Fund's investment adviser is Rochester Capital Advisors, L.P. ("RCA, L.P."). RCA, L.P. is managed by Rochester Capital Advisors, Inc. ("RCA"), which serves as the general partner of RCA, L.P. Mr. Fielding is President, director and controlling shareholder of RCA. See Note 6.

The management fee payable to RCA, L.P. is based on an annual rate of .50% of average daily net assets up to $100 million, .45% of average daily net assets on the next $150 million, .40% of average daily net assets in excess of $250 million but less than $2 billion, and .39% of average daily net assets in excess of $2 billion. For the year ended December 31, 1995, RCA, L.P. received fees of $2,282,690 for management and investment advisory services.

The Fund has adopted a distribution plan with respect to its Class A shares (the "Class A Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay up to .25% per annum of its relative net assets attributable to Class A shares as a service fee in connection with the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid distribution fees on the Class A Plan of $1,303,084 to RFD. From this amount, RFD made service fee payments of $1,177,599 to broker dealers and financial institutions.

The Fund has adopted a separate distribution plan with respect to its Class B shares (the "Class B Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay an asset based sales charge of up to .75% per annum of its relative net assets attributable to Class B Shares for certain sales related distribution expenses and a service fee of up to .25% per annum of relative net assets attributable to Class B shares for expenses incurred in connection with the maintenance of shareholder accounts. Currently, the Board of Trustees has limited the payment of the asset based sales charge to .50% per annum of relative net assets. For the year ended December 31, 1995, the Fund paid distribution fees on the Class B Plan of $41,927 to RFD.

For the year ended December 31, 1995, RFD, acting as underwriter, received $217,615 as its portion of the sales charge from the sale of Class A shares of the Fund. Class B shares are sold without an initial sales charge; however, RFD pays a sales commission of 2% (including a prepaid service fee of .25%) to dealers who sell Class B shares. A contingent deferred sales charge is imposed on Class B share redemptions within four years of purchase. During 1995, RFD received contingent deferred sales charges of $6,001 from redemptions of Class B shares.

The shareholder servicing agent fee charged by RFS to the Fund is based on an annual maintenance fee of $24.12 for each Class A shareholder account and $26.02 for each Class B shareholder account. For the year ended December 31, 1995, RFS received $288,420 and $3,858 in shareholder servicing agent fees for Class A and Class B shares, respectively. During 1995, the Fund was charged $161,850 by RFS for pricing and accounting services.

Note 3. Portfolio Information:

Purchases at cost and proceeds from sales of investment securities for the year ended December 31, 1995 were $173,641,785 and $116,500,489, respectively.

During 1995, 13.71% of interest income was derived from investments in U.S. territories which are exempt from federal, all states and New York City income taxes.

The aggregate gross unrealized appreciation, depreciation, and net unrealized appreciation of investment securities based on cost of securities for federal income tax purposes, were $17,402,013, $270,823 and $17,131,190, respectively. The aggregate tax cost of investments owned as of December 31, 1995 was $556,782,247.

At December 31, 1995, capital loss carryovers available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

        Year of Expiration                        Capital Loss Carryover
        ------------------                        ----------------------
               1999                                    $     3,000
               2000                                        167,000
               2001                                        353,600
               2002                                      7,294,000
               2003                                      2,250,700
                                                       -----------
                                                       $10,068,300
                                                       ===========


The availability of these loss carryovers may be limited in a given year but will be used to the extent possible to offset any future realized gains.

Note 4. Bank Borrowings and Expense Offset Arrangements:

The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with other funds managed by RCA, L.P. or an affiliate of RCA, L.P., in an unsecured line of credit with a bank which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus .75%. Borrowings are payable on demand.

The Fund had borrowings of $4,660,000 outstanding at December 31, 1995. For the year ended December 31, 1995, the average monthly loan balance was $4,344,747 at a weighted average interest rate of 7.521%. The maximum amount of borrowings outstanding at any month-end was $12,000,000.

The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 1995, custodian fee offset arrangements reduced expenses by $46,771.

Note 5. Shares of Beneficial Interest:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in Fund shares were as follows:


Class A:
Year ended December 31,                                             1995                                       1994
                                                                    ----                                       ----
                                                         Shares              Amount                 Shares                Amount
                                                         ------              ------                 ------                ------
Shares sold                                            41,287,431         $ 133,924,167            51,295,766         $ 166,022,617
Shares issued on reinvestment
 of distributions                                       5,901,142            19,071,036             5,032,266            16,164,567
Shares repurchased                                    (31,589,856)         (101,861,389)          (36,116,865)         (115,770,198)
                                                    -------------         -------------         -------------         -------------
Net increase in
 shares outstanding                                    15,598,717         $  51,133,814            20,211,167         $  66,416,986
                                                    =============         =============         =============         =============

--------------------------------------------------------------------------------

Class B:                                                 Period May 1-
                                                      December 31, 1995
                                                      -----------------

                                                   Shares             Amount
                                                   ------             ------

Shares sold                                       5,028,893        $ 16,226,929
Shares issued on reinvestment
 of distributions                                    50,215             163,547
Shares repurchased                                  (79,531)           (259,772)
                                               ------------        ------------
Net increase
 in shares outstanding                            4,999,577        $ 16,130,704
                                               ============        ============


Note 6. Subsequent Event:

On January 4, 1996, RCA, L.P. (the Fund's investment adviser), RFD (the Fund's principal underwriter) and RFS (the Fund's shareholder servicing, accounting and pricing agent) consummated a transaction with OppenheimerFunds, Inc. ("OFI"), which resulted in the sale to OFI of certain assets of RCA, L.P., RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds". This transaction received approval by the Fund's shareholders on December 20, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Limited Term New York Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited Term New York Municipal Fund (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/  Price Waterhouse LLP


Price Waterhouse LLP
Rochester, New York
January 30, 1996

FEDERAL TAX INFORMATION (Unaudited)

In early 1996, shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the year ended December 31, 1995 are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal, New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (86.30%), Guam (0.55%), Puerto Rico (1.64%), Virgin Islands (10.64%), American Samoa (0.87%).

During 1995, 12.77% of this tax-exempt income was derived from "private activity bonds". These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the alternative minimum tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS (Unaudited)

On December 20, 1995, a special meeting of shareholders was held at which the following were approved: (a) new Investment Advisory Agreement with OppenheimerFunds, Inc. (Proposal 1), (b) election of the six trustees named below (Proposal 2) , (c) new Amended and Restated Distribution and/or Service Plans and Agreements with OppenheimerFunds Distributor, Inc. (Proposal 3) (d) ratification of Price Waterhouse LLP as independent accountants of the Fund for fiscal year 1995 (Proposal 4). The following is a report of the votes cast:

                                      Withheld/
Proposal              For             Against       Abstain     Total
--------              ---             -------       -------     -----
Proposal 1            103,099,412     3,008,201     3,397,685   109,505,298

Proposal 2
  John Cannon         106,475,141     3,030,157                 109,505,298
  Paul Clinton        106,485,064     3,030,234                 109,505,298
  Thomas Courtney     106,476,346     3,028,952                 109,505,298
  Lacy Herrmann       106,475,881     3,029,417                 109,505,298
  George Loft         106,338,561     3,166,737                 109,505,298
  Bridget Macaskill   106,432,482     3,072,816                 109,505,298

Proposal 3            102,118,407     2,997,521     4,389,370   109,505,298

Proposal 4            105,139,518     1,706,482     2,659,298   109,505,298

--------------------------------------------------------------------------------

Limited Term New York Municipal Fund

--------------------------------------------------------------------------------

---------------------------------
The Value of Portfolio Management
---------------------------------

     Most investors recognize that the greatest advantage of fund investing is professional management: the devotion of an investment team to direct the fund's portfolio, reduce the potential impact of adversity, and create an investment with the potential to earn strong yields.

     The Limited Term New York Municipal Fund pursues issues that are often overlooked by the market in general. When properly investigated, selected for their potential and included in the portfolio, these issues not only have the potential to increase the Fund's yield, but they work in collaboration to maintain the low average effective maturity of the Fund.

     Our portfolio management works to realize this potential. Unlike "target" funds that limit the scope of their research criteria to only those bonds with a specific maturity, the Limited Term New York Municipal Fund considers a broad spectrum of issues ranging in maturity from less than 1 year through 20 years. Appropriately melded into the portfolio, these issues all average to an effective "limited term" maturity of approximately 5 years. This laddered approach not only broadens the Fund, but has the potential to both reduce risk and increase yield as well.

     Evaluating the opportunities to control the Fund's maturity take time and effort, but we believe that, if you're paying for portfolio management, you should receive the extra effort and resources necessary to potentially enhance the portfolio.

--------------------------------------
The Rochester Division Investment Team
--------------------------------------

     Under the direction of Ron Fielding, the Fund's investment team is flexible, responsive, and takes the time and effort to research new issues and assess their value as a potential addition to the portfolio. This diligence, when further applied to secondary market considerations, supports a management style that maximizes the interests of the shareholders.

[PHOTOGRAPH]
Standing: Ted Everett, Rich Stein, Dan Loughran.
Seated: Tony Tanner, Ron Fielding, Mike Rosen.

     Ronald H. Fielding, CFA; Chairman, Rochester Division of OppenheimerFunds, Inc., has directed the long term investment strategies and overall composition of the portfolio since its inception. He received his MA in Economics and his MBA in Finance from the University of Rochester. Before establishing Rochester Capital Advisors, L.P., the prior investment advisor to the Limited Term New York Municipal Fund, he gained extensive banking and investment experience as an officer of two multi-billion dollar New York State bank holding companies.

     The Rochester Division investment team also includes:

     Michael S. Rosen, CFA; President, Rochester Division of OppenheimerFunds
Inc.

     Anthony A. Tanner, CFA; Vice President and Assistant Portfolio Manager

     Richard A. Stein,CFA; Vice President

     Edward N. Everett, Assistant Vice President

     Daniel G. Loughran, Junior Research Analyst


                      LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

Limited Term New York Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------
A Broad Portfolio-Across and Within New York State
--------------------------------------------------

     As you thumb through the investment portfolio, you may notice that the Limited Term New York Municipal Fund currently includes over 600 issues - a broad spectrum of bonds from all across New York State.(1) Portfolio holdings from around the state help to reduce the Fund's volatility. By also considering bonds from a wide variety of industries and different maturities, the Fund attempts to reduce the impact of adverse conditions in any one particular sector.

[ARTWORK]

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATION
(PERCENT OF TOTAL INVESTMENTS)
--------------------------------------------------------------------------------
Resource Recovery, Pollution Control Revenue                               20.9%
--------------------------------------------------------------------------------
Municipal Tax Obligations (GO)                                             15.4%
--------------------------------------------------------------------------------
Health Care                                                                14.2%
--------------------------------------------------------------------------------
Transportation                                                              6.4%
--------------------------------------------------------------------------------
Housing, Single-Family                                                      6.2%
--------------------------------------------------------------------------------
Housing, Multi-Family                                                       6.2%
--------------------------------------------------------------------------------
Government and Public Facilities                                            5.5%
--------------------------------------------------------------------------------
Electric and Gas Utilities                                                  5.5%
--------------------------------------------------------------------------------
NonProfit, Higher Education                                                 5.4%
--------------------------------------------------------------------------------
Water and Telephone Utilities                                               4.7%
--------------------------------------------------------------------------------
NonProfit, Other                                                            3.0%
--------------------------------------------------------------------------------
Private Lease Revenue                                                       1.9%
--------------------------------------------------------------------------------
Service Companies                                                           1.8%
--------------------------------------------------------------------------------
Manufacturing, Non-Durable Goods                                            1.7%
--------------------------------------------------------------------------------
Manufacturing, Durable Goods                                                1.2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MATURITY CONCENTRATION
(PERCENT OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Less than 1 Year                                                          18.48%
--------------------------------------------------------------------------------
1 to 5 Years                                                              51.54%
--------------------------------------------------------------------------------
5 to 10 Years                                                             22.11%
--------------------------------------------------------------------------------
10 to 20 Years                                                             7.55%
--------------------------------------------------------------------------------
20 to 30 Years                                                              .32%
--------------------------------------------------------------------------------


-----------------------------------------------------
Municipal Bonds-Tax Free Income and Community Support
-----------------------------------------------------

                                                                       [ARTWORK]

     Many investors consider the advantage of a municipal bond fund like the Limited Term New York Municipal Fund to be its potential to provide interest income free from Federal, New York State and New York City personal income taxes. But the reality is that municipal bonds also provide for much of the infrastructure of the communities in which we live.

     We are proud that the efforts undertaken to strengthen our Limited Term New York Municipal Fund's portfolio also provide financing for a wide variety of worthwhile projects in New York State. Public and private colleges, primary schools for special education and mortgages for first-time home buyers are just a few of the programs that benefit from your investment.

1. The Limited Term New York Municipal Fund's portfolio is subject to change.


                      LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
               Why Percentage Kept is More than Percentage Earned
--------------------------------------------------------------------------------

[ARTWORK]

The Limited Term New York Municipal Fund provides individual investors with the opportunity to earn income free of Federal, New York State and New York City personal income taxes, if applicable.(1) Yet many investors remain unaware of how advantageous tax-free income can be.

     For example, to match the value of a 5.0% tax-free yield, a resident of New York City in the 38.3% combined tax bracket, would have to find a taxable investment yielding 8.1%.

     Your tax situation, and the specific advantages of tax-free investing, may be different. For these reasons, we encourage you to develop a long range financial plan with your financial consultant.


------------------------------------------------------------------------------------------------------------------------------------
                                                    TAX EXEMPT VS. TAXABLE YIELDS
                                                 Effective                                    Effective
                                                    Tax              Taxable Rate                Tax               Taxable Rate
                                                  Bracket           Needed to Equal            Bracket            Needed to Equal
1996 Taxable Income                            NYC Residents     Current Tax-Free Rate      NYS Residents      Current Tax-Free Rate
------------------------------------------------------------------------------------------------------------------------------------
Single Return          Joint Return                                 5.0%    5.5%                                    5.0%   5.5%
------------------------------------------------------------------------------------------------------------------------------------
$16,001 - $24,000      $27,001 - $40,100           23.9%            6.57%   7.23%               21.1%               6.34%  6.97%
$24,001 - $58,150      $40,101 - $96,900           35.5%            7.75%   8.53%               33.1%               7.47%  8.22%
$58,151 - $121,300     $96,901 - $147,700          38.3%            8.10%   8.91%               35.9%               7.80%  8.58%
$121,301 - $263,750    $147,701 - $263,750         42.7%            8.73%   9.60%               40.6%               8.42%  9.26%
over $263,750          over $263,750               46.0%            9.26%  10.19%               43.9%               8.91%  9.80%
------------------------------------------------------------------------------------------------------------------------------------


The tax information and brackets listed above are accurate at the present time. The table assumes that the investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the alternative minimum tax and that state tax payments are fully deductable from Federal tax payments. Your actual bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to show the Fund's performance.

------------------------------------
Risk and Reward-Striking the Balance                              [ARTWORK]
------------------------------------

     The Limited Term New York Municipal Fund generates tax-free income by investing in securities that, in aggregate, have an average effective maturity of no more than 5 years. (At year end, the average effective maturity was 3.6 years.)

     Investors should consider average effective maturity an important indicator of the balance between risk and reward. Most municipal bond funds are comprised of longer maturity bonds; they can pay a potentially higher yield, but experience greater market price volatility that translates to fluctuating share prices.(2)

     However, with only just 34.7% of the volatility of the average long-term New York municipal bond fund, the Limited Term New York Municipal Fund Class A actually provided 106.3% of the yield of the average long-term New York Municipal Bond Fund during 1995.(3)

     Over 6% more yield. Now that's a balance that's in your favor.

1. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, some of the Fund's distributions may increase that tax.

2. Long term bonds and bond funds generally offer higher yields and greater volatility than shorter term bonds and bond funds.

3. Volatility is based on the standard deviation (a widely accepted measure of volatility) of monthly total returns of the Limited Term New York Municipal Fund and the average return of the New York municipal debt fund category (88 funds). Total return figures published each month during 1995 by Lipper Analytical Fixed Income Performance Analysis include the reinvestment of dividends and capital gains, if applicable, as well as any change in share value. Sales charges, if included, would affect results. Yield figures are based on standardized SEC 30-day yields published by Lipper Analytical Yield Survey. The standard deviation was computed by the Rochester Division of OppenheimerFunds, Inc.


                      LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------
Welcome to the OppenheimerFunds Family
--------------------------------------


[PHOTOGRAPH]


Bridget A. Macaskill, President
and CEO, OppenheimerFunds, Inc.



[PHOTOGRAPH]


Ronald H. Fielding
Chairman, Rochester Division



[PHOTOGRAPH]


Michael S. Rosen
President, Rochester Division


     With the recent vote by shareholders to appoint OppenheimerFunds, Inc. as the investment adviser to the Limited Term New York Municipal Fund, we are glad to welcome you to the OppenheimerFunds family.

     Let us first assure you that it is our full intention to maintain The Rochester Funds' reputation as an innovative force in the management of New York municipal bond funds. We continue to see the Limited Term New York Municipal Fund, with its average effective maturity of 5 years or less, as an important option to traditionally managed municipal bond funds, and we are pleased to say that the Fund continues to be managed by the same portfolio management team and in the same investment style.

     At OppenheimerFunds, our goal is to provide superior investment products and services to help investors meet their long-term financial goals. With the completion of The Rochester Funds acquisition, we currently manage (with a subsidiary) more than $40 billion in assets, including more than 40 mutual funds. Now, as an Oppenheimer fund shareholder, we invite you to explore this broad spectrum of investments designed to increase the flexibility and diversification of your investment portfolio.

     Again, all of us at OppenheimerFunds look forward to serving you and to helping you meet your investment objectives in the years to come.

-------------------------
OppenheimerFunds Services
-------------------------

     On or about March 11th, shareholders of the Limited Term New York Municipal Fund will be afforded the opportunity to take advantage of the special privileges that traditional Oppenheimer fund investors have known for years.

     These services, designed to keep you in-the-know and on-the-go, are your access to current account information, informative news, automatic investment plans and more.

     o Account transactions and transfers are just a toll-free telephone call away at 1-800-852-8457 during normal business hours. Plus, enroll in AccountLink and use our telephone transaction feature to make investments directly from a bank checking or savings account.

     o Automated information on your account or any of the Oppenheimer funds is available 24 hours a day, 7 days a week with OppenheimerFunds PhoneLink at 1-800-533-3310.

     o Insightful information on the economy and issues that affect your investments is available 24 hours a day on the OppenheimerFunds Information Hotline - 1-800-835-3104.

Call our Toll-Free Customer Service today at 1-800-525-7048 for more information on how to take advantage of your new financial relationship with the OppenheimerFunds family.


[ARTWORK]


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PLEASE NOTE: These services will be made available to Limited Term New York
Municipal Fund shareholders beginning on or about March 11th.
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                      LIMITED TERM NEW YORK MUNICIPAL FUND

[LOGO] LIMITED TERM
       NEW YORK
       MUNICIPAL FUND


The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, New York 14625-2807
716-383-1300


Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, NY 10048-0203


Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, NY 10048-0203


Independent Accountants
Price Waterhouse LLP
Rochester, New York


Transfer and Shareholder
Services Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, CO 80217-5270
800-552-1129




This Annual Report is for the information of shareholders of the Limited Term New York Municipal Fund. It must be preceded or accompanied by a current prospectus for the Fund. For material information concerning the Fund, please see the prospectus. Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount involved. For free copies of a prospectus, please contact OppenheimerFunds Distributor, Inc. at the address listed. The prospectus contains more complete information about the Fund, including charges and expenses. Please read the prospectus carefully before investing or sending money.




RA0355.001.0196       February 29, 1996

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[LOGO] OppenheimerFunds                                        -----------------
                                                                   Bulk Rate
OppenheimerFunds Distributor, Inc.                                US Postage
Rochester Division                                                   PAID
350 Linden Oaks                                                  Rochester, NY
Rochester, NY 14625-2807                                        Permit No. 491
                                                               -----------------